UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Steven I. Koszalka

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Find opportunities
in a diverse global
bond market.

Special feature page 4

Capital World Bond Fund® Annual report for the year ended September 30, 2015

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–7.66%	0.21%	3.29%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated December 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.85%. The fund’s 12-month distribution rate for Class A shares as of that date was 0.62%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Find opportunities in a diverse global bond market.

Contents

1	Letter to investors
3	The value of a long-term perspective
10	About your fund
12	Summary investment portfolio
17	Financial statements
38	Board of trustees and other officers

On the cover:

Hong Kong skyline

Fellow investors:

Capital World Bond Fund’s past fiscal year was a period during which bond yields (which move inversely to prices) fluctuated substantially. Bond prices were heavily influenced by large-scale bond-buying by central banks in Japan and the euro zone, uneven global growth and uncertainty about the timing of a possible interest rate hike by the U.S. Federal Reserve. Meanwhile, most currencies weakened substantially against the U.S. dollar, taking a toll on total returns for dollar-based investors.

Over the 12 months ended September 30, 2015, the fund recorded a total return of –4.05%. The fund’s result lagged the unmanaged Barclays Global Aggregate Index, which fell 3.26%. Active management of currency exposures helped the fund’s relative returns overall. Country positioning was also a positive factor, while bond selection was a meaningful drag on relative returns. Investments in bonds from the energy industry fared especially poorly as the price of crude oil nearly halved to around $45 a barrel. The Lipper Global Income Funds Average, a peer group measure, declined 3.37%. It’s important to note that, as a fund category, “Global Income” includes a broad spectrum of funds, with significant variation in terms of objectives and risk-return profiles. Dollar strength made for a more supportive environment for funds that fully hedged currency exposure, while others with substantial investments in high-yield (rated BB/Ba and below) bonds or emerging markets bonds may have had a more difficult time.

During this challenging period, Capital World Bond Fund has maintained its disciplined approach to investing, which is designed to deliver a consistently high level of relative return to fund investors over time. While this approach led us to have relatively low exposures to emerging markets, it’s also fair to say that we could have benefitted from hedging more currency exposures. For longer term results see the table below.

A capital gain of 28 cents a share was paid in December 2014, and fund investors who also reinvested their dividends earned an income return of 0.91%, the same as those who took dividends in cash. We decided that lower dividends were necessary in light of the dollar’s unusually rapid appreciation at a time when yields among the fund’s holdings

Results at a glance

For periods ended September 30, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund (Class A shares)	–4.05%	0.98%	3.68%	6.32%
Barclays Global Aggregate Index[2]	–3.26	0.81	3.71	6.26
Lipper Global Income Funds Average[3]	–3.37	1.43	3.83	6.30

[1]	Since August 4, 1987.
[2]	The Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Capital World Bond Fund	1

were declining. We anticipate that higher bond yields may give us more latitude to increase the dividend over the next year.

United States

Except for a blip in the first quarter of 2015 — due to inclement weather, labor actions in West Coast ports and dollar strength — solid economic growth has continued. By August 2015, the unemployment rate had fallen to 5.1% — its lowest level since 2008. At its September 2015 meeting the Fed opted to keep the federal funds rate near zero. The Fed Chair, Janet Yellen, later cited improving labor conditions and expectations for higher inflation as reasons to expect a rate hike before year-end.

The yield on the benchmark 10-year U.S. Treasury note ended the 12-month period almost half a percentage point lower at 2.06%. Investment-grade corporate bonds notched a 1.7% gain. However, the low price of oil weighed on the outlooks for inflation and the businesses of energy-related issuers. Treasury Inflation Protected Securities (TIPS) shed 0.8%. High-yield (rated BB/Ba and below) corporate bonds declined 3.4%, dragged lower by double-digit losses among issues from firms in the oil industry.

Over the fund’s fiscal year, portfolio managers increased investments in corporate bonds from the pharmaceuticals and telecommunication services sectors, among others. The portfolio has maintained significant holdings of nominal Treasuries, as well as TIPS. Excluding cash, U.S. dollar-denominated debt accounted for 50.7% of the fund’s portfolio as of September 30, 2015, before currency hedging. This amount included 19.7% in Treasury bonds and notes, and 13.2% in U.S. corporate bonds.

Europe

Earlier in the period, investor optimism was bolstered by the start of the European Central Bank’s (ECB) €60 billion-a-month bond-buying initiative, which is designed to encourage lending and stimulate economic growth and inflation. However, many national bond markets experienced intense bouts of volatility over the past six months. The yield on Germany’s benchmark 10-year government bond hit a record low of 0.05% in April 2015, rose above 1% in the ensuing weeks and then retreated to 0.59% on September 30, 2015.

Second-quarter growth for 2015 was revised higher to 1.5% in the euro zone. Even so, stubbornly low inflation and slower-than-expected growth in Germany and France has fueled anticipation that the ECB may soon augment its bond-buying.

As of September 30, 2015, investments in euro-zone bonds accounted for 13.7% of the fund’s portfolio (before currency hedging). Government bonds from Ireland, Spain, Italy and Germany were among the larger holdings. The fund’s exposure to the euro has been reduced; we are mindful of the possibility of further depreciation as the ECB, in effect, pumps hundreds of billions of euros into the financial system. The euro weakened 11.6% against the dollar over the fund’s fiscal year.

Other developed markets

In Japan, hopes for a sustained recovery have been dented. Concern about slowing growth in China (one of Japan’s largest trading partners) has added to broader pessimism. Japanese growth in the second quarter of 2015 contracted by an annualized 1.2%. The Bank of Japan still believes its 2% inflation target could be met in 2016, even though its ongoing asset purchase program has so far failed to push inflation close to this level.

The fund’s smaller investment in Japanese government bonds compared to the market index, helped its 12-month result. The fund also has a relatively low exposure to the yen; the currency weakened 8.4% against the dollar. That said, the fund’s exposure to Japan remains meaningful in absolute terms: 6.7%, before currency hedging.

Developing markets

Dollar-denominated bonds generally declined, while currency weakness pushed many local currency markets into loss. Lower energy and commodity prices — partly due to slowing growth in China —continued to dim the outlook for the economies of some commodity exporters, while providing a boost to oil-importing nations such as India. As of September 30, 2015, developing-country bonds amounted to 22.4% of the portfolio (before currency hedging). Investments in government issues from Poland, Hungary, Mexico and India were among the largest exposures.

Looking ahead

Substantial appreciation of the dollar, low yields in some developed markets and widespread economic deterioration among developing countries are some of the key headwinds that are making this a challenging investment environment.

And yet, we believe there is actually good reason for optimism. Dollar strength may continue, but the magnitude of recent moves suggests any further appreciation likely would be more limited. A possible move higher in U.S. interest rates in the next year would result in greater income and total return potential.

Should it happen, we expect the Fed to raise rates gradually. And among developing markets, higher yields and weakened currencies are now creating some attractive valuations. We invite you to read our special feature on page 4, where we discuss our outlook for the global economy and bonds in more detail.

Thank you for your continued commitment to long-term investing. We look forward to reporting to you again in six months.

Cordially,

Thomas H. Høgh
President

November 10, 2015

For current information about the fund, visit americanfunds.com.

2	Capital World Bond Fund

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

How a $10,000 investment has grown over the fund’s lifetime

Year ended September 30

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the Citigroup World Government Bond Index are represented by the purple line.
[4]	Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period of August 4, 1987, commencement of operations, through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment

For periods ended September 30, 2015*
	1 year	5 years	10 years

Class A shares	–7.66%	0.21%	3.29%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated December 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Capital World Bond Fund	3

Find opportunities in a diverse global bond market.

In this Q&A, portfolio manager Thomas Høgh shares his current thinking amid what is perhaps one of the more challenging investment environments encountered since Capital World Bond Fund’s launch in 1987. Thomas, who assumed the role of principal investment officer for the fund earlier this year, shares his insights on the key issues that confront global bond investors today — from the anticipated U.S. interest rate hike, to slower growth in China, as well as the causes and consequences of dollar strength.

4	Capital World Bond Fund

A gradual increase in interest rates isn’t so bad. It provides an opportunity to reinvest in bonds offering higher yields and, therefore, greater potential returns.

It feels like we may have entered an especially challenging period for global bonds — what do you think?

With low yields in some markets, falling bond prices in others, and widespread currency weakness, it may seem like the present investment environment is unusually difficult. And yet, every period that I’ve experienced in more than a quarter century of investing has had its own unique challenges and uncertainties.

What’s striking about today’s environment is that in addition to being influenced by “normal” market forces and fundamentals, markets are also feeling the impact of unconventional monetary policy such as near-zero interest rates and official bond-buying, or QE (quantitative easing).

How long do you think unconventional monetary policy will be with us?

Many economies have come through the financial crisis with an uncomfortably large level of government debt and, in some cases, household and corporate debt, too. Though the financial crisis can be viewed as “in the past,” it’s also true that near-zero interest rate policy, and QE, masks some ongoing financial stresses and imbalances in the global economy. Monetary policy will continue to be “very easy” until government debt levels around the world start to come down more convincingly and economic growth strengthens. Until then, bond markets will be heavily influenced by monetary policy. Right now, there’s a tug of war going on between central bank policies on one side, and the need to reduce debt burdens and rein in government spending on the other. Still, I’m optimistic that these imbalances will diminish over time and that central banks will gradually step away from unconventional policies in coming years.

What would you say to those investors who, because yields may rise, wonder if now’s the time to step away from bonds?

The Federal Reserve could begin raising rates soon — some point in 2016 seems likely. This could indeed lead to rising yields and, therefore, declining bond prices. However, if and when the Fed does hike rates, they are likely to do so slowly. This is important. As an active investor, a gradual increase in interest rates isn’t so bad. It provides an opportunity to reinvest in bonds offering higher yields and, therefore, greater potential returns.

Global bonds also offer the additional benefit of diversification. Naturally, the Fed is a focal point for a lot of investors, but it’s important to recognize that other economies are at quite different points in their interest rate cycles. As a global investor, it’s therefore possible to seek attractive opportunities outside the U.S. —in bond markets where yields have already risen in reaction to higher policy rates, as well as those where yields could decline as economies slow. In my experience, at any given time there’s almost always some part of the global bond market that offers relatively attractive return potential.

In regard to rate hikes, how do you think the Fed will proceed?

As well as a gradual approach, the Fed could proceed in a manner that may be quite different to what we’ve seen in the past. One cannot, for instance, assume that one hike necessarily means subsequent regular hikes at every Fed meeting, or once a quarter. The Fed will pay heed to economic data, and make its decision. One could, for instance, imagine a single rate hike in 2016, but none in 2017. I’m not making a prediction here, but merely highlighting what’s possible.

Capital World Bond Fund	5

Global bonds may add resilience to an investment mix

Put simply, stock and bond markets typically behave differently. Their returns change by different magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle. Bond returns, therefore, often have served as a counterweight to stock market returns. As can be seen from the chart below, during recent periods of stock market decline, an investment in the fund could have added resilience to a wider investment mix including global stocks.

Total returns (%) during global stock market declines1

[1]	Declines are based on price declines of 15% or more (without dividends reinvested) in the MSCI World Index, with 100% recovery between declines (except for a 71% recovery between 3/9/09 and 5/2/11).
[2]	Results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Class A shares, with distributions reinvested.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

When recently deciding to keep rates on hold, the Fed mentioned China in its reasoning. How much of a threat to global growth is the slowdown in China?

This is a key question with which we’re grappling. China has become the world’s second-largest economy and has strong linkages to other economies. If China were to have a serious recession, it would be as problematic for the world economy as if any of the other major economies were to slow down. Timing matters a lot when considering the global impact of weaker growth in emerging markets. Global growth that is already weak may not be as robust in the face of a major downturn across emerging markets.

That said, developed economies such as the U.S., euro zone and Japan still constitute the largest part of the world economy. If they grow, that will help emerging economies to stabilize and eventually grow. Currently, consumer demand in the U.S., Europe and Japan is gradually strengthening, which means that these developed economies should be quite resilient to weaker growth among emerging markets.

In my view, weak inflation — rather than slower growth — is more of a problem for the global economy. If inflation falls too much, monetary policy becomes less effective. Central banks may then need to resort to significantly more bond-buying — far beyond what’s currently on the horizon in the euro zone and Japan.

6	Capital World Bond Fund

I’m optimistic that 2016 could herald a return to more normal conditions in the global economy — something that’s been hoped for since 2009.

Recoveries in the euro zone and Japan don’t appear that robust. What’s your outlook for their economies in 2016?

For both economies, the largest potential problem is the weak external environment due to growth risks in China and other emerging markets. On balance, the European Central Bank seems more likely to extend or enhance, rather than reduce, its QE program. However, the ECB could very well end up not needing to do that much more. A cheap currency, low financing costs and inexpensive energy prices should all act as economic stimulus over time. And though unemployment is still high, job growth is slowly bringing it down. Many countries appear poised for stronger growth in coming years.

As mentioned, inflation is a problem. It remains stubbornly low, and well below what the central banks are targeting. I’m hopeful this won’t persist. Eventually inflation should be dragged higher as the growth rate in the euro area gradually rises.

Thankfully, the crisis in Greece is receding after the government there committed itself to structural reforms to secure a fresh €86 billion bailout. Political uncertainty elsewhere in Europe is also fading a little — even Ukraine looks somewhat more stable.

The economic picture in Japan is not that dissimilar to Europe. By some measures, the Japanese yen is now testing historically low valuations. This suggests that, sometime in 2016, tighter labor market conditions could put upward pressure on wages and, therefore, inflation. Overall, I’m optimistic that 2016 could herald a return to more normal conditions in the global economy — something that’s been hoped for since 2009.

Peripheral euro-zone nations have garnered negative headlines, yet you have at times favored investments in Spain, Ireland, Italy and Portugal — why?

A few years ago, it looked like there was a real risk to the euro zone — the bloc of European Union countries that adopted the euro — remaining intact. Peripheral bond yields were relatively high, reflecting a “risk premium,” or additional yield to compensate bond investors for this risk. These markets therefore became very attractive — assuming that there was no breakup of the euro zone and that the individual countries would be able to repay their debt.

As the euro-zone debt crisis unfolded, volatility created opportunities to invest in government bonds issued by peripheral nations — at extremely attractive valuations. Investor confidence took a notable turn for the better when, in July 2012, ECB President Mario Draghi made his famous speech in London promising that the central bank would do “whatever it takes” to stabilize the markets. Since then, the gap between peripheral bond yields and the yields paid by German bonds has narrowed. In other words, the risk premium has come down, helping peripheral bond markets to generate strong returns in euros.

The fund’s managers remain optimistic on the growth outlook for the euro zone generally, and the “peripheral” economies in particular. Investments in peripheral euro-zone bonds have been of substantial benefit to the fund over time, but we have reduced this exposure recently. The combination of risk and return has started to look a little less attractive, especially in comparison to bonds from other parts of the world.

Capital World Bond Fund	7

Despite near-term setbacks for emerging markets, our research suggests that valuations are becoming quite compelling for selective longer term investors.

If more normal global conditions emerge in 2016, what might that entail for the dollar and, therefore, the currency component of global bond returns?

The strong dollar has created a headwind for investors in global bonds because returns generated in local currencies overseas are worth less in dollar terms. There’s no getting around the fact that, when the dollar’s very strong, it’s more difficult to invest profitably in non-U.S. bond markets.

Of course, we also manage currency exposure through where we choose to invest, and by hedging exposures that we want to reduce. When hedging, we use currency forward contracts to reduce exposures to non-U.S. currencies.

Looking forward, the dollar cannot strengthen without limit and so it’s reasonable to assume that further appreciation may be more modest. From that perspective, the dollar’s rise could be viewed as creating a great entry point for global bond investments. Many currencies now appear attractively valued, meaning that they could appreciate against the dollar over time. That said, we remain concerned about developments in the Chinese economy, the risk this entails for other economies, notably Brazil, as well as the repercussions for global growth.

Which areas of the global bond market are you most excited about in 2016?

Lower energy and commodity prices in general have hurt the main exports of many countries, including Brazil, South Africa, Russia and Australia. Countries with commodity-focused economies have therefore tended to see declines in the value of their currencies, in line with the declining value of their exports.

Meanwhile, lower energy prices have also led to muted inflation in most developed countries, which has manifested most obviously in lower valuations among inflation-linked bonds; this has also contributed to generally lower bond yields, a portion of which reflect the level of inflation.

Despite near-term setbacks for emerging markets, our research suggests that valuations are becoming quite compelling for selective longer term investors. Similarly, with developed-country central banks focused on raising inflation, valuations among Treasury Inflation Protected Securities (TIPS) and certain other inflation-linked bond markets look attractive. Even corporate bonds, which had not been offering favorable risk-adjusted return potential, seem like an area of greater relative value.

So, emerging markets, TIPS and corporates are all areas where it would be no surprise to see our exposure rise meaningfully in 2016. We’re also keeping a very close eye on Japan. For quite some time we have, compared to the Barclays Global Aggregate Index, favored relatively low exposure to the yen and Japanese bonds. We are carefully monitoring developments there and are mindful that a strategic adjustment in the portfolio’s positioning may be warranted. The Bank of Japan believes that there will be an upturn in inflation before long. If the central bank does finally manage to kick-start inflation after a quarter of a century, the yen could begin to appreciate substantially. ■

8	Capital World Bond Fund

Your fund’s portfolio managers are experienced, active global bond investors.

Investing amid challenging market conditions is nothing new for the portfolio managers, each of whom independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Collectively, the investment team —including a group of analysts that manages a portion of total assets — brings together multiple areas of knowledge and experience, over many market cycles.

Mark Brett on the strong dollar and emerging markets (EM) currencies

I expect broad-based dollar strength to continue for the next year or two, but that any further rise in the dollar’s value may be limited. Valuations among EM currencies in particular appear quite low. That said, there’s good reason to think that certain EM could experience further depreciation. For instance, relatively high inflation and a large current account deficit (in simple terms, exports and net foreign income exceed imports), leave the Brazilian real looking vulnerable.

Thomas Høgh on the fund’s disciplined approach to active investing

The flexibility of this fund’s approach helps us to navigate through challenges such as rising short-term rates in the U.S., or large currency moves. Portfolio managers can actively manage exposure to interest rates, sectors, countries and currencies, and seek opportunities around the globe. But investing in a way that may be likely to create more volatile longer term results is something we wouldn’t do. We emphasize a truly diversified and conservative, risk-aware approach.

Rob Neithart on structural economic reform in emerging markets

There are a few areas where tangible progress is visible. Mexico has taken important steps to reform its economy over the past couple of years. The Mexican government has released its tight grip on energy production and distribution, which could be a significant positive for investment and growth over time. More recently, nascent reform efforts in India and Indonesia are helping create a more favorable backdrop that may support return potential.

David Daigle on a divided high-yield corporate bond market

As oil and commodity prices have fallen, yields for energy-sector and metals and mining-sector bonds have risen much more than in the rest of the market. While fundamentals are solid in some sectors, financial stresses have become more apparent among commodity-related issuers. Valuations within the energy sector now appear particularly attractive, and we’re using our credit research to identify those firms that may be better positioned to navigate this environment.

Capital World Bond Fund	9

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested … and how those markets have done over the past year unaudited

September 30, 2015

	Capital World Bond Fund		Bond market total returns[1] 12 months ended September 30, 2015
	Before forward	After forward	In local		In U.S.
Currency weighting by country:	contracts	contracts	currency		dollars
United States[2]	53.6%	53.5%	2.81%		2.81%
EMU[3]	17.2	18.3	2.96		–9.28
Japan	6.7	12.9	2.26		–6.36
United Kingdom	4.9	1.8	7.94		0.23
Poland	3.9	3.5	2.83		–10.70
Mexico	3.7	2.4	6.53		–15.71
Hungary	3.2	3.0	8.55	[4]	–4.88	[4]
India	2.1	1.6	—	[5]	—	[5]
Colombia	0.9	0.7	0.41	[4]	–34.34	[4]
Turkey	0.7	0.7	3.34	[4]	–22.15	[4]
South Africa	0.7	0.3	6.72		–12.70
Norway	0.7	0.2	6.06		–20.42
Indonesia	0.4	0.4	2.53	[4]	–14.72	[4]
Malaysia	0.4	0.2	2.33		–23.58
Australia	0.3	0.1	7.90		–13.72
Canada	0.2	0.4	6.14		–12.05
Sweden	0.1	0.0	3.36		–11.34
Brazil	0.1	0.0	3.55	[4]	–36.30	[4]
Ghana	0.1	0.0	—	[5]	—	[5]
South Korea	0.1	0.0	7.30		–4.60

[1]	Source: Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 12.7%.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy,
Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[4]	Source: JP Morgan GBI-EM Broad Diversified Index.
[5]	This market is not included in the Barclays Global Aggregate Index or the JP Morgan GBI-EM Broad Diversified Index.

Capital World Bond Fund net assets

unaudited

September 30, 2015
	Before forward	After forward
Currency weighting by region:	contracts	contracts
United States	53.6%	53.5%
Europe	30.7	27.5
Asia/Pacific Basin	10.0	15.2
Other*	5.7	3.8

*	Mexico, Colombia, South Africa, Canada, Brazil and Ghana.

10	Capital World Bond Fund

Portfolio summary September 30, 2015

Investment mix by security type	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.

		Percent of net assets
Euro zone*:
Spain	3.11%
Ireland	2.13
Germany	1.69
Italy	1.20
France	.92
Slovenia	.79
Netherlands	.72
Other	.23	10.79%
Japan		6.66
Hungary		4.67
United Kingdom		4.09
Poland		3.92
Mexico		3.88
India		2.12
Columbia		.96
Turkey		.94
Indonesia		.84
South Africa		.83
Norway		.67
Other		3.05
		43.42%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Net assets and portfolio turnover rate

Fiscal year	Fund net assets (millions)	Portfolio turnover rate
2015	$12,629	185%
2014	13,207	205
2013	12,654	199
2012	13,642	142
2011	12,282	95

Expense ratios

as of September 30, 2015

Capital World Bond Fund (Class A shares)	0.93%
Lipper Global Income Funds Average (front-end load funds only, excluding funds of funds)	1.04

Capital World Bond Fund	11

Summary investment portfolio September 30, 2015

Bonds, notes & other debt instruments 97.06%	Principal amount (000)		Value (000)
Euros 13.71%
French Government O.A.T. Eurobond 1.75% 2024		€57,850	$70,032
German Government 0.50% 2025		84,077	93,703
German Government 0.10%–6.25% 2020–2046[1]		85,952	120,379
Hungarian Government 3.88%–6.00% 2018–2020		53,295	67,844
Irish Government 3.90% 2023		72,720	99,102
Irish Government 0.80%–5.40% 2020–2045		132,525	169,586
Italian Government 1.50%–5.00% 2021–2030		116,320	150,981
Spanish Government 5.40% 2023		88,200	125,124
Spanish Government 5.15% 2044		123,700	195,556
Spanish Government 1.95%–5.85% 2022–2030		54,435	71,857
Other securities			567,427
			1,731,591

Japanese yen 6.70%
Japanese Government, Series 326, 0.70% 2022		¥10,985,000	95,322
Japanese Government, Series 327, 0.80% 2022		8,350,000	72,960
Japanese Government, Series 19, 0.10% 2024[1]		13,045,000	115,623
Japanese Government, Series 18, 0.10% 2024[1]		11,554,720	101,885
Japanese Government, Series 21, 2.30% 2035		6,785,000	68,317
Japanese Government 0.10%–2.20% 2018–2044[1]		43,145,570	386,538
Other securities			6,190
			846,835

British pounds 4.92%
United Kingdom 1.75% 2022		£60,550	93,304
United Kingdom 2.25% 2023		91,345	145,216
United Kingdom 2.00% 2025		41,050	63,391
United Kingdom 3.25% 2044		74,470	130,408
United Kingdom 1.00%–3.75% 2017–2024		53,850	84,028
Other securities			104,697
			621,044

Polish zloty 3.92%
Polish Government, Series 1017, 5.25% 2017	PLN	782,450	220,388
Polish Government, Series 1020, 5.25% 2020		257,750	77,051
Polish Government, Series 0922, 5.75% 2022		272,555	85,823
Polish Government 2.75%–5.75% 2021–2025[1]		382,256	112,222
			495,484

Mexican pesos 3.73%
United Mexican States Government, Series M, 6.50% 2021	MXN	2,469,500	153,697
United Mexican States Government, Series M20, 10.00% 2024		957,400	72,286
United Mexican States Government 4.50% 2025[1]		974,749	65,332
United Mexican States Government 2.00%–10.00% 2016–2042[1]		2,829,605	176,458
Other securities			3,008
			470,781

Danish kroner 3.47%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr	1,209,458	174,119
Nykredit Realkredit AS, Series 01E, 2.50% 2037[2]		423,600	62,677
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]		135,892	19,506
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]		782,959	112,390
Other securities			69,556
			438,248

Hungarian forints 3.19%
Hungarian Government, Series 19/A, 6.50% 2019	HUF	21,318,190	88,030
Hungarian Government, Series 20A, 7.50% 2020		45,280,770	200,416
Hungarian Government 3.50%–7.00% 2018–2025		27,831,810	114,341
			402,787

12	Capital World Bond Fund

	Principal amount		Value
		(000)	(000)
Indian rupees 2.12%
India (Republic of) 7.28% 2019	INR	7,890,100	$119,699
India (Republic of) 8.83% 2023		4,604,600	74,037
India (Republic of) 8.60%–9.20% 2028–2030		4,573,100	74,239
			267,975

U.S. dollars 50.69%
Fannie Mae 3.50% 2045[2,3]		$61,000	63,659
Fannie Mae 0%–9.40% 2022–2048[2,4]		24,347	25,344
Government National Mortgage Assn. 3.50% 2045[2]		266,404	279,749
Government National Mortgage Assn. 4.00% 2045[2,3]		73,724	78,490
Hungarian Government 4.00%–7.63% 2018–2041		106,468	119,192
U.S. Treasury 1.50% 2018		167,250	170,118
U.S. Treasury 1.00% 2019		78,500	78,123
U.S. Treasury 1.50% 2019		61,075	62,001
U.S. Treasury 1.625% 2019		180,446	183,568
U.S. Treasury 1.625% 2019[5]		143,350	145,903
U.S. Treasury 1.625% 2019		81,150	82,659
U.S. Treasury 1.75% 2019		74,350	75,939
U.S. Treasury 1.125% 2020		128,100	127,100
U.S. Treasury 1.25% 2020		77,210	77,144
U.S. Treasury 1.375% 2020		174,350	174,704
U.S. Treasury 1.375% 2020		62,900	62,976
U.S. Treasury 2.50% 2024		82,250	85,732
U.S. Treasury 2.00% 2025		65,747	65,444
U.S. Treasury 2.50% 2045		62,853	57,938
U.S. Treasury 2.875% 2045		80,900	80,949
U.S. Treasury 3.00% 2045		86,246	88,369
U.S. Treasury 0.63%–8.00% 2016–2044		391,898	396,817
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		154,581	154,183
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		128,187	123,140
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]		79,654	77,769
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2020–2045[1]		117,211	117,402
United Mexican States Government Global 3.60%–5.13% 2020–2025		20,924	21,901
Other securities			3,325,468
			6,401,781
Other 4.61%
Other securities			581,120

Total bonds, notes & other debt instruments (cost: $12,798,461,000)			12,257,646

Convertible stocks 0.01%		Shares
U.S. dollars 0.01%
Other securities			1,277

Total convertible stocks (cost: $2,416,000)			1,277

Common stocks 0.03%

U.S. dollars 0.00%
Other securities			317

Miscellaneous 0.03%
Other common stocks in initial period of acquisition			3,426

Total common stocks (cost: $7,769,000)			3,743

Capital World Bond Fund	13

Short-term securities 2.35%	Principal amount (000)	Value (000)
Fannie Mae 0.14%–0.22% due 12/16/2015–1/4/2016	$75,000	$74,995
Federal Home Loan Bank 0.18%–0.26% due 11/13/2015–2/16/2016	70,800	70,789
Other securities		151,580

Total short-term securities (cost: $297,290,000)		297,364
Total investment securities 99.45% (cost: $13,105,936,000)		12,560,030

Other assets less liabilities 0.55%		69,453

Net assets 100.00%		$12,629,483

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $26,852,000, which represented .21% of the net assets of the fund. Some of these securities (with an aggregate value of $1,103,304,000, which represented 8.74% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. In addition, some of these securities (with an aggregate value of $18,890,000, an aggregate cost of $20,025,000, and which represented .15% of the net assets of the fund) were acquired from 3/10/2010 to 4/7/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $22,251,000, which represented .18% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,590,483,000.

			Contract amount		Unrealized (depreciation) appreciation
			Receive	Deliver	at 9/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Canadian dollars	10/5/2015	HSBC Bank	C$ 2,604	$1,961	$(10)
Euros	10/6/2015	UBS AG	€131,833	$144,637	2,685
Euros	10/6/2015	JPMorgan Chase	€15,176	$17,677	(718)
Euros	10/9/2015	JPMorgan Chase	€6,132	$7,000	(148)
Euros	10/16/2015	Bank of America, N.A.	€32,261	$36,500	(443)
Japanese yen	10/5/2015	HSBC Bank	¥3,101,825	$25,900	(42)
Japanese yen	10/5/2015	HSBC Bank	¥23,155,404	$193,556	(528)
Japanese yen	10/8/2015	UBS AG	¥7,357,223	$60,673	660
Japanese yen	10/8/2015	UBS AG	¥3,100,876	$25,800	50
Japanese yen	10/8/2015	HSBC Bank	¥12,195,000	$102,295	(631)
Japanese yen	10/14/2015	HSBC Bank	¥6,309,794	$52,376	230
Japanese yen	10/19/2015	Bank of New York Mellon	¥9,328,840	$77,560	221
Japanese yen	10/21/2015	Citibank	¥24,317,889	$202,844	(84)
Japanese yen	11/18/2015	UBS AG	¥4,544,064	$37,728	173
Japanese yen	11/18/2015	HSBC Bank	¥4,006,916	$33,261	160
					$1,575

Sales:
Australian dollars	10/23/2015	UBS AG	$1,769	A$2,500	16
Australian dollars	12/8/2015	Bank of America, N.A.	$20,708	A$29,650	(26)
Brazilian reais	10/13/2015	JPMorgan Chase	$841	BRL3,216	34
Brazilian reais	10/19/2015	Citibank	$3,049	BRL11,822	87
British pounds	10/8/2015	HSBC Bank	$27,141	£17,250	1,047
British pounds	10/8/2015	HSBC Bank	$12,903	£8,450	121
British pounds	10/8/2015	HSBC Bank	$17,989	£11,850	64
British pounds	10/8/2015	HSBC Bank	C$ 16,972	£8,450	(65)
British pounds	10/9/2015	Bank of America, N.A.	$3,636	£2,350	82
British pounds	10/14/2015	HSBC Bank	€22,779	£16,600	349
British pounds	10/15/2015	HSBC Bank	€16,568	£12,200	64
British pounds	10/16/2015	Bank of America, N.A.	€16,066	£11,800	108

14	Capital World Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
			Receive	Deliver	at 9/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
British pounds	10/19/2015	UBS AG	$53,130	£34,450	$1,021
British pounds	10/19/2015	Bank of New York Mellon	$39,436	£25,700	562
British pounds	10/19/2015	HSBC Bank	$11,506	£7,375	350
British pounds	10/19/2015	JPMorgan Chase	C$ 16,835	£8,275	97
British pounds	10/21/2015	HSBC Bank	$44,606	£28,750	1,119
British pounds	10/22/2015	Citibank	$44,617	£28,750	1,130
British pounds	10/27/2015	HSBC Bank	€16,195	£12,000	(46)
British pounds	11/4/2015	JPMorgan Chase	¥3,266,856	£18,000	19
British pounds	11/10/2015	Bank of America, N.A.	$14,648	£9,530	234
Colombian pesos	10/16/2015	Citibank	$4,939	COP15,620,000	(110)
Colombian pesos	10/19/2015	JPMorgan Chase	$13,256	COP39,800,000	395
Colombian pesos	10/19/2015	Citibank	$7,485	COP22,470,000	224
Euros	10/8/2015	HSBC Bank	$33,326	€30,000	(200)
Euros	10/9/2015	Citibank	$4,571	€4,000	101
Euros	10/15/2015	UBS AG	$26,222	€24,000	(601)
Euros	10/23/2015	Bank of New York Mellon	$61,760	€55,500	(277)
Euros	10/26/2015	Citibank	$11,186	€9,980	30
Euros	11/5/2015	HSBC Bank	$4,938	€4,500	(93)
Euros	11/6/2015	Citibank	$10,426	€9,500	(196)
Euros	11/10/2015	Bank of America, N.A.	$10,352	€9,250	9
Euros	12/14/2015	Citibank	$20,078	€17,775	190
Hungarian forints	10/19/2015	HSBC Bank	€14,401	HUF4,500,000	61
Hungarian forints	10/22/2015	HSBC Bank	€12,835	HUF4,000,000	93
Indian rupees	10/15/2015	UBS AG	$10,880	INR727,000	(164)
Indian rupees	10/23/2015	JPMorgan Chase	$36,519	INR2,412,700	(78)
Indian rupees	10/27/2015	UBS AG	$21,280	INR1,380,000	363
Japanese yen	10/5/2015	Bank of America, N.A.	$53,071	¥6,349,204	143
Japanese yen	10/16/2015	Citibank	$7,897	¥945,000	18
Malaysian ringgits	10/28/2015	UBS AG	$20,226	MYR88,500	133
Mexican pesos	10/20/2015	Citibank	$663	MXN11,000	13
Mexican pesos	10/23/2015	Citibank	$54,013	MXN913,100	106
Mexican pesos	10/23/2015	HSBC Bank	$6,997	MXN120,000	(87)
Mexican pesos	10/27/2015	Bank of America, N.A.	$35,971	MXN622,700	(778)
Mexican pesos	10/27/2015	UBS AG	$72,005	MXN1,250,000	(1,765)
Norwegian kroner	10/8/2015	Citibank	$5,159	NKr42,700	144
Norwegian kroner	10/21/2015	HSBC Bank	$33,740	NKr274,600	1,496
Norwegian kroner	10/23/2015	JPMorgan Chase	$25,372	NKr210,100	702
Polish zloty	10/23/2015	JPMorgan Chase	$51,636	PLN195,000	360
South African rand	10/15/2015	JPMorgan Chase	$11,186	ZAR150,000	390
South African rand	10/23/2015	Citibank	$6,896	ZAR95,500	32
South African rand	10/23/2015	UBS AG	$14,139	ZAR196,775	(2)
South African rand	10/23/2015	Citibank	$7,407	ZAR103,150	(6)
South African rand	10/26/2015	UBS AG	$18,075	ZAR248,000	261
Swedish kronor	10/15/2015	Citibank	$8,238	SKr69,270	(41)
Swedish kronor	10/19/2015	HSBC Bank	€3,745	SKr35,000	3
Turkish lira	10/22/2015	Citibank	$6,854	TRY20,850	13
					$7,249

Forward currency contracts — net					$8,824

Capital World Bond Fund	15

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $7,783,513,000.

							Unrealized
							appreciation
							(depreciation)
Pay/receive			Fixed	Expiration	Notional		at 9/30/2015
fixed rate	Clearinghouse	Floating rate index	rate	date		(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.802%	6/9/2020		$209,100	$4,448
Receive	LCH.Clearnet	3-month USD-LIBOR	1.793	6/26/2020		100,000	2,070
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8135	6/26/2020		47,400	1,027
Receive	LCH.Clearnet	3-month SEK-LIBOR	0.5725	7/24/2020	SKr	43,250	31
Receive	LCH.Clearnet	3-month USD-LIBOR	1.572	9/16/2020		$60,000	534
Receive	LCH.Clearnet	3-month SEK-LIBOR	0.4825	9/22/2020	SKr	300,000	(6)
Pay	LCH.Clearnet	6-month JPY-LIBOR	0.5725	3/5/2025		¥12,600,000	(1,007)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1955	5/6/2025		$60,000	(1,168)
Receive	LCH.Clearnet	6-month EURIBOR	1.6073	7/9/2045		€12,000	278
							$6,207

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,340,000, which represented .10% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

16	Capital World Bond Fund

Financial statements

Statement of assets and liabilities at September 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $13,105,936)		$12,560,030
Cash denominated in currencies other than U.S. dollars (cost: $6,673)		6,651
Cash		1,330
Unrealized appreciation on open forward currency contracts		15,963
Receivables for:
Sales of investments	$113,531
Sales of fund’s shares	14,563
Closed forward currency contracts	296
Variation margin	245
Interest	145,781
Other	27	274,443
		12,858,417
Liabilities:
Unrealized depreciation on open forward currency contracts		7,139
Payables for:
Purchases of investments	186,930
Repurchases of fund’s shares	15,966
Closed forward currency contracts	7,067
Investment advisory services	4,589
Services provided by related parties	3,093
Trustees’ deferred compensation	202
Variation margin	235
Other	3,713	221,795
Net assets at September 30, 2015		$12,629,483

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,222,494
Undistributed net investment income		30,277
Accumulated net realized loss		(89,426)
Net unrealized depreciation		(533,862)
Net assets at September 30, 2015		$12,629,483

See Notes to Financial Statements

Capital World Bond Fund	17

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (658,473 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$6,392,510	332,696		$19.21
Class B	35,305	1,854		19.04
Class C	430,466	22,804		18.88
Class F-1	2,106,144	110,300		19.09
Class F-2	811,375	42,261		19.20
Class 529-A	315,330	16,370		19.26
Class 529-B	3,206	168		19.10
Class 529-C	128,435	6,758		19.00
Class 529-E	16,412	858		19.14
Class 529-F-1	42,148	2,200		19.16
Class R-1	14,054	740		19.01
Class R-2	148,460	7,814		19.00
Class R-2E	9	—	*	19.20
Class R-3	151,170	7,884		19.17
Class R-4	99,755	5,194		19.21
Class R-5	151,640	7,880		19.24
Class R-6	1,783,064	92,692		19.24

*	Amount less than one thousand.

See Notes to Financial Statements

18	Capital World Bond Fund

Statement of operations for the year ended September 30, 2015	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,730)		$383,358
Fees and expenses*:
Investment advisory services	$57,271
Distribution services	31,769
Transfer agent services	20,510
Administrative services	3,773
Reports to shareholders	1,147
Registration statement and prospectus	1,053
Trustees’ compensation	94
Auditing and legal	182
Custodian	2,242
Other	1,635	119,676
Net investment income		263,682

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,054)	(274,800)
Forward currency contracts	62,662
Interest rate swaps	(5,423)
Currency transactions	(16,407)	(233,968)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1,360)	(568,203)
Forward currency contracts	(11,854)
Interest rate swaps	9,198
Currency translations	4,332	(566,527)
Net realized loss and unrealized depreciation		(800,495)

Net decrease in net assets resulting from operations		$(536,813)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2015	2014
Operations:
Net investment income	$263,682	$290,420
Net realized (loss) gain	(233,968)	156,838
Net unrealized depreciation	(566,527)	(85,950)
Net (decrease) increase in net assets resulting from operations	(536,813)	361,308
Dividends and distributions paid to shareholders:
Dividends from net investment income	(124,011)	(264,369)
Distributions from net realized gain on investments	(182,169)	—
Total dividends and distributions paid to shareholders	(306,180)	(264,369)

Net capital share transactions	265,916	456,041

Total (decrease) increase in net assets	(577,077)	552,980

Net assets:
Beginning of year	13,206,560	12,653,580
End of year (including undistributed net investment income: $30,277 and $8,011, respectively)	$12,629,483	$13,206,560

See Notes to Financial Statements

Capital World Bond Fund	19

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6).The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	Capital World Bond Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

Capital World Bond Fund	21

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,731,591	$—	$1,731,591
Japanese yen	—	846,835	—	846,835
British pounds	—	621,044	—	621,044
Polish zloty	—	495,484	—	495,484
Mexican pesos	—	470,781	—	470,781
Danish kroner	—	438,248	—	438,248
Hungarian forints	—	402,787	—	402,787
Indian rupees	—	267,975	—	267,975
U.S. dollars	—	6,395,152	6,629	6,401,781
Other	—	581,120	—	581,120
Convertible stocks	—	1,277	—	1,277
Common stocks	2,410	317	1,016	3,743
Short-term securities	—	297,364	—	297,364
Total	$2,410	$12,549,975	$7,645	$12,560,030

22	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$15,963	$—	$15,963
Unrealized appreciation on interest rate swaps	—	8,387	—	8,387
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(7,139)	—	(7,139)
Unrealized depreciation on interest rate swaps	—	(2,181)	—	(2,181)
Total	$—	$15,030	$—	$15,030

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Capital World Bond Fund	23

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management —The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

24	Capital World Bond Fund

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of September 30, 2015, the fund’s maximum exposure of unfunded loan commitments was $8,915,000, which would represent .07% of the net assets of the fund should such commitments become due. Unrealized appreciation of $68,000 is included in other payables in the fund’s statement of assets and liabilities and net unrealized depreciation on investments in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts and interest rate swaps as of, or for the year ended, September 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$15,963	Unrealized depreciation on open forward currency contracts	$7,139
Forward currency	Currency	Receivables for closed forward currency contracts	296	Payables for closed forward currency contracts	7,067
Interest rate swaps	Interest	Net unrealized appreciation*	8,388	Net unrealized depreciation*	2,181
			$24,647		$16,387

Capital World Bond Fund	25

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$62,662	Net unrealized depreciation on forward currency contracts	$(11,854)
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(5,423)	Net unrealized appreciation on interest rate swaps	9,198
			$57,239		$(2,656)

*	Includes cumulative appreciation (depreciation) on interest rate swaps as reported in the applicable table following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and interest rate swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$576	$(576)	$—	$—	$—
Bank of New York Mellon	783	(775)	—	—	8
Citibank	2,148	(2,148)	—	—	—
HSBC Bank	5,238	(1,965)	—	—	3,273
JPMorgan Chase	2,092	(2,092)	—	—	—
UBS AG	5,422	(2,937)	—	—	2,485
Total	$16,259	$(10,493)	$—	$—	$5,766
Liabilities:
Bank of America, N.A.	$3,423	$(576)	$(2,238)	$—	$609
Bank of New York Mellon	775	(775)	—	—	—
Citibank	2,521	(2,148)	—	—	373
HSBC Bank	1,965	(1,965)	—	—	—
JPMorgan Chase	2,585	(2,092)	(138)	—	355
UBS AG	2,937	(2,937)	—	—	—
Total	$14,206	$(10,493)	$(2,376)	$—	$1,337

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

26	Capital World Bond Fund

As of and during the period ended September 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2015, the fund reclassified $23,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $117,382,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of September 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$38,785
Capital loss carryforward*	(80,025)
Gross unrealized appreciation on investment securities	131,528
Gross unrealized depreciation on investment securities	(689,423)
Net unrealized depreciation on investment securities	(557,895)
Cost of investment securities	13,117,925

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Capital World Bond Fund	27

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2015						Year ended September 30, 2014
					Total
					dividends and				Total
	Ordinary		Long-term		distributions		Ordinary	Long-term	dividends
Share class	income		capital gains		paid		income	capital gains	paid
Class A	$97,397		$64,961		$162,358		$151,925	$—	$151,925
Class B	452		520		972		1,073	—	1,073
Class C	4,212		4,943		9,155		7,962	—	7,962
Class F-1	28,181		18,473		46,654		40,698	—	40,698
Class F-2	15,798		8,710		24,508		17,372	—	17,372
Class 529-A	4,542		3,217		7,759		7,381	—	7,381
Class 529-B	38		49		87		97	—	97
Class 529-C	1,112		1,378		2,490		1,996	—	1,996
Class 529-E	205		172		377		349	—	349
Class 529-F-1	681		409		1,090		938	—	938
Class R-1	131		149		280		224	—	224
Class R-2	1,285		1,518		2,803		2,275	—	2,275
Class R-2E*	—	†	—	†	—	†	—	—	—
Class R-3	1,853		1,567		3,420		3,254	—	3,254
Class R-4	1,544		997		2,541		2,350	—	2,350
Class R-5	2,725		1,428		4,153		4,516	—	4,516
Class R-6	25,012		12,521		37,533		21,959	—	21,959
Total	$185,168		$121,012		$306,180		$264,369	$—	$264,369

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended September 30, 2015, the investment advisory services fee was $57,271,000, which was equivalent to an annualized rate of 0.438% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

28	Capital World Bond Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$16,560	$13,688		$685		Not applicable
Class B	481	97		Not applicable		Not applicable
Class C	4,932	989		248		Not applicable
Class F-1	5,087	2,567		1,019		Not applicable
Class F-2	Not applicable	1,040		452		Not applicable
Class 529-A	765	581		170		$302
Class 529-B	45	9		2		4
Class 529-C	1,410	256		71		126
Class 529-E	88	17		9		16
Class 529-F-1	—	75		22		38
Class R-1	154	20		8		Not applicable
Class R-2	1,177	673		79		Not applicable
Class R-2E	—	—	*	—	*	Not applicable
Class R-3	811	305		82		Not applicable
Class R-4	259	104		52		Not applicable
Class R-5	Not applicable	77		79		Not applicable
Class R-6	Not applicable	12		795		Not applicable
Total class-specific expenses	$31,769	$20,510		$3,773		$486

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $94,000 in the fund’s statement of operations reflects $96,000 in current fees (either paid in cash or deferred) and a net decrease of $2,000 in the value of the deferred amounts.

Capital World Bond Fund	29

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net (decrease)
	Sales[1]			dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$819,019	41,336		$159,894	8,018	$(1,318,066)	(66,824)	$(339,153)	(17,470)
Class B	1,193	60		961	48	(26,379)	(1,343)	(24,225)	(1,235)
Class C	56,416	2,888		8,990	458	(153,317)	(7,890)	(87,911)	(4,544)
Class F-1	565,853	28,847		46,485	2,346	(326,409)	(16,658)	285,929	14,535
Class F-2	218,568	11,077		23,400	1,175	(361,800)	(18,345)	(119,832)	(6,093)
Class 529-A	38,122	1,920		7,754	388	(66,827)	(3,385)	(20,951)	(1,077)
Class 529-B	206	11		88	4	(2,858)	(145)	(2,564)	(130)
Class 529-C	17,524	892		2,490	126	(34,271)	(1,756)	(14,257)	(738)
Class 529-E	2,414	123		376	19	(4,195)	(214)	(1,405)	(72)
Class 529-F-1	10,549	534		1,089	55	(11,208)	(569)	430	20
Class R-1	2,808	143		279	14	(4,523)	(231)	(1,436)	(74)
Class R-2	38,492	1,967		2,797	141	(50,466)	(2,580)	(9,177)	(472)
Class R-2E	—	—		—	—	—	—	—	—
Class R-3	42,256	2,143		3,416	171	(57,918)	(2,938)	(12,246)	(624)
Class R-4	31,418	1,591		2,537	128	(39,315)	(1,988)	(5,360)	(269)
Class R-5	41,483	2,093		4,150	208	(46,310)	(2,332)	(677)	(31)
Class R-6	674,095	34,018		37,532	1,885	(92,876)	(4,725)	618,751	31,178
Total net increase (decrease)	$2,560,416	129,643		$302,238	15,184	$(2,596,738)	(131,923)	$265,916	12,904

Year ended September 30, 2014

Class A	$992,656	48,064		$148,647	7,285	$(1,408,767)	(68,563)	$(267,464)	(13,214)
Class B	2,837	139		1,058	52	(34,098)	(1,668)	(30,203)	(1,477)
Class C	72,081	3,542		7,740	386	(188,167)	(9,292)	(108,346)	(5,364)
Class F-1	729,295	35,590		40,506	1,996	(732,814)	(35,667)	36,987	1,919
Class F-2	575,894	27,829		15,665	767	(221,703)	(10,833)	369,856	17,763
Class 529-A	49,511	2,397		7,377	361	(73,548)	(3,567)	(16,660)	(809)
Class 529-B	369	18		96	5	(3,580)	(175)	(3,115)	(152)
Class 529-C	22,866	1,117		1,994	99	(38,944)	(1,908)	(14,084)	(692)
Class 529-E	3,334	163		349	17	(4,398)	(216)	(715)	(36)
Class 529-F-1	13,268	647		938	47	(8,900)	(436)	5,306	258
Class R-1	3,830	188		222	11	(4,545)	(223)	(493)	(24)
Class R-2	42,460	2,079		2,272	112	(54,764)	(2,685)	(10,032)	(494)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	49,106	2,387		3,249	159	(63,722)	(3,100)	(11,367)	(554)
Class R-4	37,076	1,802		2,348	115	(36,901)	(1,795)	2,523	122
Class R-5	50,909	2,474		4,513	221	(84,631)	(4,078)	(29,209)	(1,383)
Class R-6	568,675	27,497		21,959	1,073	(57,587)	(2,799)	533,047	25,771
Total net increase (decrease)	$3,214,177	155,933		$258,933	12,706	$(3,017,069)	(147,005)	$456,041	21,634

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,475,125,000 and $20,688,986,000, respectively, during the year ended September 30, 2015.

30	Capital World Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 9/30/2015	$20.49	$.39	$(1.20)	$(.81)	$(.19)	$(.28)	$(.47)	$19.21	(4.05)%	$6,393	.93%	.93%	1.99%
Year ended 9/30/2014	20.32	.47	.13	.60	(.43)	—	(.43)	20.49	2.98	7,176	.90	.90	2.27
Year ended 9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.32	(2.80)	7,384	.91	.91	2.09
Year ended 9/30/2012	20.48	.51	1.08	1.59	(.44)	—	(.44)	21.63	7.89	8,306	.89	.89	2.43
Year ended 9/30/2011	21.03	.68	(.41)	.27	(.82)	—	(.82)	20.48	1.32	7,868	.87	.87	3.26
Class B:
Year ended 9/30/2015	20.34	.24	(1.20)	(.96)	(.06)	(.28)	(.34)	19.04	(4.77)	35	1.68	1.68	1.23
Year ended 9/30/2014	20.16	.32	.12	.44	(.26)	—	(.26)	20.34	2.22	63	1.66	1.66	1.54
Year ended 9/30/2013	21.46	.27	(1.02)	(.75)	(.27)	(.28)	(.55)	20.16	(3.56)	92	1.67	1.67	1.32
Year ended 9/30/2012	20.35	.35	1.08	1.43	(.32)	—	(.32)	21.46	7.09	142	1.65	1.65	1.70
Year ended 9/30/2011	20.89	.52	(.41)	.11	(.65)	—	(.65)	20.35	.56	186	1.64	1.64	2.49
Class C:
Year ended 9/30/2015	20.18	.23	(1.19)	(.96)	(.06)	(.28)	(.34)	18.88	(4.80)	431	1.73	1.73	1.19
Year ended 9/30/2014	20.01	.30	.13	.43	(.26)	—	(.26)	20.18	2.17	552	1.70	1.70	1.49
Year ended 9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	(.55)	20.01	(3.55)	654	1.71	1.71	1.28
Year ended 9/30/2012	20.21	.34	1.07	1.41	(.32)	—	(.32)	21.30	7.05	813	1.68	1.68	1.63
Year ended 9/30/2011	20.77	.51	(.42)	.09	(.65)	—	(.65)	20.21	.48	822	1.66	1.66	2.47
Class F-1:
Year ended 9/30/2015	20.37	.40	(1.21)	(.81)	(.19)	(.28)	(.47)	19.09	(4.05)	2,106	.91	.91	2.03
Year ended 9/30/2014	20.20	.47	.13	.60	(.43)	—	(.43)	20.37	3.01	1,951	.90	.90	2.27
Year ended 9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.20	(2.81)	1,896	.91	.91	2.09
Year ended 9/30/2012	20.37	.50	1.09	1.59	(.45)	—	(.45)	21.51	7.91	1,849	.88	.88	2.39
Year ended 9/30/2011	20.92	.67	(.41)	.26	(.81)	—	(.81)	20.37	1.31	1,324	.89	.89	3.24
Class F-2:
Year ended 9/30/2015	20.48	.45	(1.21)	(.76)	(.24)	(.28)	(.52)	19.20	(3.77)	811	.65	.65	2.28
Year ended 9/30/2014	20.31	.52	.14	.66	(.49)	—	(.49)	20.48	3.29	990	.61	.61	2.54
Year ended 9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	(.78)	20.31	(2.53)	621	.64	.64	2.35
Year ended 9/30/2012	20.45	.56	1.10	1.66	(.49)	—	(.49)	21.62	8.23	723	.62	.62	2.67
Year ended 9/30/2011	21.01	.73	(.42)	.31	(.87)	—	(.87)	20.45	1.52	524	.63	.63	3.50
Class 529-A:
Year ended 9/30/2015	20.54	.38	(1.21)	(.83)	(.17)	(.28)	(.45)	19.26	(4.12)	315	1.02	1.02	1.91
Year ended 9/30/2014	20.37	.45	.13	.58	(.41)	—	(.41)	20.54	2.88	358	.99	.99	2.19
Year ended 9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	(.70)	20.37	(2.87)	372	.99	.99	2.01
Year ended 9/30/2012	20.53	.49	1.09	1.58	(.43)	—	(.43)	21.68	7.81	401	.97	.97	2.34
Year ended 9/30/2011	21.08	.67	(.41)	.26	(.81)	—	(.81)	20.53	1.26	344	.93	.93	3.19
Class 529-B:
Year ended 9/30/2015	20.40	.22	(1.19)	(.97)	(.05)	(.28)	(.33)	19.10	(4.88)	3	1.80	1.80	1.10
Year ended 9/30/2014	20.22	.29	.13	.42	(.24)	—	(.24)	20.40	2.13	6	1.78	1.78	1.42
Year ended 9/30/2013	21.52	.25	(1.03)	(.78)	(.24)	(.28)	(.52)	20.22	(3.68)	9	1.78	1.78	1.20
Year ended 9/30/2012	20.41	.33	1.08	1.41	(.30)	—	(.30)	21.52	6.97	15	1.77	1.77	1.57
Year ended 9/30/2011	20.95	.50	(.41)	.09	(.63)	—	(.63)	20.41	.46	18	1.74	1.74	2.39

See page 33 for footnotes.

Capital World Bond Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 9/30/2015	$20.32	$.22	$(1.20)	$(.98)	$(.06)	$(.28)	$(.34)	$19.00	(4.91)%	$128		1.79%		1.79%		1.14%
Year ended 9/30/2014	20.14	.29	.14	.43	(.25)	—	(.25)	20.32	2.15	152		1.77		1.77		1.41
Year ended 9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	(.54)	20.14	(3.67)	165		1.77		1.77		1.22
Year ended 9/30/2012	20.35	.32	1.09	1.41	(.31)	—	(.31)	21.45	7.00	183		1.76		1.76		1.55
Year ended 9/30/2011	20.91	.50	(.42)	.08	(.64)	—	(.64)	20.35	.42	168		1.73		1.73		2.39
Class 529-E:
Year ended 9/30/2015	20.41	.34	(1.20)	(.86)	(.13)	(.28)	(.41)	19.14	(4.29)	16		1.21		1.21		1.72
Year ended 9/30/2014	20.24	.41	.13	.54	(.37)	—	(.37)	20.41	2.69	19		1.20		1.20		1.98
Year ended 9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	(.66)	20.24	(3.11)	20		1.21		1.21		1.79
Year ended 9/30/2012	20.42	.44	1.08	1.52	(.39)	—	(.39)	21.55	7.56	21		1.21		1.21		2.09
Year ended 9/30/2011	20.97	.61	(.41)	.20	(.75)	—	(.75)	20.42	.98	18		1.21		1.21		2.91
Class 529-F-1:
Year ended 9/30/2015	20.44	.42	(1.20)	(.78)	(.22)	(.28)	(.50)	19.16	(3.92)	42		.79		.79		2.14
Year ended 9/30/2014	20.27	.49	.14	.63	(.46)	—	(.46)	20.44	3.13	45		.77		.77		2.40
Year ended 9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	(.75)	20.27	(2.67)	39		.77		.77		2.23
Year ended 9/30/2012	20.42	.53	1.09	1.62	(.46)	—	(.46)	21.58	8.08	37		.75		.75		2.55
Year ended 9/30/2011	20.98	.71	(.42)	.29	(.85)	—	(.85)	20.42	1.42	31		.73		.73		3.40
Class R-1:
Year ended 9/30/2015	20.31	.25	(1.20)	(.95)	(.07)	(.28)	(.35)	19.01	(4.74)	14		1.66		1.66		1.26
Year ended 9/30/2014	20.14	.31	.14	.45	(.28)	—	(.28)	20.31	2.24	17		1.65		1.65		1.53
Year ended 9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	(.56)	20.14	(3.52)	17		1.64		1.64		1.35
Year ended 9/30/2012	20.33	.35	1.09	1.44	(.33)	—	(.33)	21.44	7.14	21		1.63		1.63		1.69
Year ended 9/30/2011	20.89	.51	(.42)	.09	(.65)	—	(.65)	20.33	.47	21		1.66		1.66		2.47
Class R-2:
Year ended 9/30/2015	20.30	.24	(1.20)	(.96)	(.06)	(.28)	(.34)	19.00	(4.78)	149		1.70		1.70		1.23
Year ended 9/30/2014	20.13	.30	.14	.44	(.27)	—	(.27)	20.30	2.19	168		1.71		1.71		1.47
Year ended 9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	(.56)	20.13	(3.54)	177		1.67		1.67		1.32
Year ended 9/30/2012	20.33	.34	1.08	1.42	(.32)	—	(.32)	21.43	7.05	193		1.70		1.70		1.62
Year ended 9/30/2011	20.89	.52	(.42)	.10	(.66)	—	(.66)	20.33	.50	185		1.72		1.64		2.48
Class R-2E:
Year ended 9/30/2015	20.50	.42	(1.21)	(.79)	(.23)	(.28)	(.51)	19.20	(3.94)[4]	—	[5]	.78	[4]	.78	[4]	2.13	[4]
Period from 8/29/2014 to 9/30/2014[6,7]	21.00	.04	(.54)	(.50)	—	—	—	20.50	(2.38)[4,8]	—	[5]	.06	[4,8]	.06	[4,8]	.17	[4,8]
Class R-3:
Year ended 9/30/2015	20.45	.34	(1.21)	(.87)	(.13)	(.28)	(.41)	19.17	(4.34)	151		1.22		1.22		1.71
Year ended 9/30/2014	20.28	.41	.13	.54	(.37)	—	(.37)	20.45	2.67	174		1.21		1.21		1.97
Year ended 9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	(.65)	20.28	(3.06)	184		1.21		1.21		1.79
Year ended 9/30/2012	20.45	.44	1.08	1.52	(.39)	—	(.39)	21.58	7.54	206		1.21		1.21		2.10
Year ended 9/30/2011	21.00	.61	(.41)	.20	(.75)	—	(.75)	20.45	.98	202		1.21		1.21		2.92

32	Capital World Bond Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income to average net assets[3]
Class R-4:
Year ended 9/30/2015	$20.48	$.40	$(1.20)	$(.80)	$(.19)	$(.28)	$(.47)	$19.21	(3.96)%	$100	.88%	.88%	2.05%
Year ended 9/30/2014	20.31	.47	.14	.61	(.44)	—	(.44)	20.48	3.02	112	.87	.87	2.30
Year ended 9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	(.72)	20.31	(2.78)	108	.88	.88	2.12
Year ended 9/30/2012	20.46	.51	1.09	1.60	(.44)	—	(.44)	21.62	7.96	115	.87	.87	2.45
Year ended 9/30/2011	21.02	.68	(.42)	.26	(.82)	—	(.82)	20.46	1.26	117	.88	.88	3.25
Class R-5:
Year ended 9/30/2015	20.52	.47	(1.22)	(.75)	(.25)	(.28)	(.53)	19.24	(3.71)	152	.58	.58	2.35
Year ended 9/30/2014	20.35	.54	.13	.67	(.50)	—	(.50)	20.52	3.32	162	.57	.57	2.62
Year ended 9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	(.79)	20.35	(2.47)	189	.57	.57	2.42
Year ended 9/30/2012	20.49	.57	1.09	1.66	(.49)	—	(.49)	21.66	8.24	219	.57	.57	2.72
Year ended 9/30/2011	21.04	.74	(.41)	.33	(.88)	—	(.88)	20.49	1.61	174	.58	.58	3.55
Class R-6:
Year ended 9/30/2015	20.52	.48	(1.22)	(.74)	(.26)	(.28)	(.54)	19.24	(3.66)	1,783	.53	.53	2.42
Year ended 9/30/2014	20.34	.54	.15	.69	(.51)	—	(.51)	20.52	3.44	1,262	.52	.52	2.63
Year ended 9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	(.80)	20.34	(2.47)	727	.52	.52	2.51
Year ended 9/30/2012	20.48	.58	1.10	1.68	(.50)	—	(.50)	21.66	8.33	398	.52	.52	2.76
Year ended 9/30/2011	21.03	.75	(.41)	.34	(.89)	—	(.89)	20.48	1.62	280	.53	.53	3.60

	Year ended September 30
Portfolio turnover rate for all share classes[9]	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	185%	205%	199%	142%	95%
Excluding mortgage dollar roll transactions	106%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[5]	Amount less than $1 million.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Not annualized.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

Capital World Bond Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2015

34	Capital World Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2015, through September 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Bond Fund	35

	Beginning account value 4/1/2015	Ending account value 9/30/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$975.64	$4.51	.91%
Class A - assumed 5% return	1,000.00	1,020.51	4.61	.91
Class B - actual return	1,000.00	971.92	8.16	1.65
Class B - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class C - actual return	1,000.00	971.70	8.45	1.71
Class C - assumed 5% return	1,000.00	1,016.50	8.64	1.71
Class F-1 - actual return	1,000.00	975.52	4.46	.90
Class F-1 - assumed 5% return	1,000.00	1,020.56	4.56	.90
Class F-2 - actual return	1,000.00	977.26	3.12	.63
Class F-2 - assumed 5% return	1,000.00	1,021.91	3.19	.63
Class 529-A - actual return	1,000.00	975.00	4.95	1.00
Class 529-A - assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class 529-B - actual return	1,000.00	971.52	8.75	1.77
Class 529-B - assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class 529-C - actual return	1,000.00	971.38	8.75	1.77
Class 529-C - assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class 529-E - actual return	1,000.00	974.30	5.94	1.20
Class 529-E - assumed 5% return	1,000.00	1,019.05	6.07	1.20
Class 529-F-1 - actual return	1,000.00	976.43	3.86	.78
Class 529-F-1 - assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-1 - actual return	1,000.00	972.38	8.16	1.65
Class R-1 - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class R-2 - actual return	1,000.00	971.87	8.30	1.68
Class R-2 - assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class R-2E - actual return	1,000.00	975.97	3.86	.78
Class R-2E - assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-3 - actual return	1,000.00	973.84	5.94	1.20
Class R-3 - assumed 5% return	1,000.00	1,019.05	6.07	1.20
Class R-4 - actual return	1,000.00	976.16	4.31	.87
Class R-4 - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class R-5 - actual return	1,000.00	976.93	2.87	.58
Class R-5 - assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-6 - actual return	1,000.00	977.57	2.63	.53
Class R-6 - assumed 5% return	1,000.00	1,022.41	2.69	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	Capital World Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2015:

Foreign taxes	$0.005 per share
Foreign source income	$0.39 per share
Long-term capital gains	$121,012,000
Qualified dividend income	$4,016,000
U.S. government income that may be exempt from state taxation	$20,505,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

Capital World Bond Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1940	2007	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	Capital World Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Robert H. Neithart, 1965 Senior Vice President	2011	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Bond Fund	39

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

40	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2015, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$ 134,000
2015	$ 154,000

b) Audit-Related Fees:
2014	$ 3,000
2015	$ 5,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 7,000
2015	$ 8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$ 993,000
2015	$ 1,148,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$ 3,000
2015	$ 5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,388,000 for fiscal year 2014 and $1,455,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio
September 30, 2015
Bonds, notes & other debt instruments 97.06% Euros 13.71%	Principal amount (000)	Value (000)
Allianz SE, 5.625% 2042	€4,500	$5,773
Allianz SE, 4.75% (undated)	24,900	28,883
Assicurazioni Generali SPA 7.75% 2042	5,300	6,973
Assicurazioni Generali SPA 10.125% 2042	6,000	8,692
Aviva PLC 6.125% 2043	13,000	16,662
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	28,700	32,557
Barclays Bank PLC 4.00% 2019[1]	5,450	6,996
Barclays Bank PLC 6.00% 2021	6,975	9,217
Barclays Bank PLC 6.625% 2022	4,750	6,509
Belgium (Kingdom of), Series 68, 2.25% 2023	7	9
BNP Paribas 2.875% 2026[2]	25,275	28,390
BPCE SA group 4.625% 2023	6,000	7,489
CaixaBank, SA 5.00% 2023	44,000	50,675
Canadian Government 3.50% 2020	7,000	8,977
France Télécom 5.625% 2018	1,500	1,901
France Télécom 3.125% 2024	4,300	5,345
French Government O.A.T. Eurobond 0.50% 2019	32,000	36,416
French Government O.A.T. Eurobond 2.25% 2022	8,130	10,207
French Government O.A.T. Eurobond 1.75% 2024	57,850	70,032
German Government 3.00% 2020	13,500	17,279
German Government 2.00% 2022	5,000	6,247
German Government 0.10% 2023[3]	6,352	7,435
German Government 1.50% 2024	16,000	19,541
German Government 0.50% 2025	84,077	93,703
German Government 6.25% 2030	9,800	18,864
German Government 2.50% 2044	19,200	27,700
German Government 2.50% 2046	16,100	23,313
HSBC Holdings PLC 3.375% 2024	7,600	8,865
Hungarian Government 5.75% 2018	29,190	36,778
Hungarian Government 6.00% 2019	22,105	28,585
Hungarian Government 3.875% 2020	2,000	2,481
Imperial Tobacco Finance PLC 5.00% 2019	12,425	16,093
Indonesia (Republic of) 3.375% 2025	1,400	1,447
Intesa Sanpaolo SpA 6.625% 2023	23,285	30,865
Irish Government 4.50% 2020	37,010	49,312
Irish Government 5.00% 2020	9,720	13,391
Irish Government 0.80% 2022	13,100	14,782
Irish Government 3.90% 2023	72,720	99,102
Irish Government 3.40% 2024	29,470	39,170
Irish Government 5.40% 2025	7,150	10,945
Irish Government 2.40% 2030	23,975	29,065
Irish Government 2.00% 2045	12,100	12,921
Italian Government 2.15% 2021	21,860	25,890
Italian Government 4.75% 2023	16,900	23,455
Italian Government 4.50% 2024	27,850	38,213
Italian Government 1.50% 2025	7,600	8,337
Italian Government 5.00% 2025	3,500	5,030
Capital World Bond Fund — Page 1 of 24

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Italian Government 3.50% 2030	€38,610	$50,056
Lloyds Banking Group PLC 6.50% 2020	12,450	16,590
Merrill Lynch & Co., Inc. 4.625% 2018	17,536	21,562
Netherlands Government Eurobond 4.00% 2019	38,500	49,650
Netherlands Government Eurobond 2.25% 2022	18,300	23,082
Netherlands Government Eurobond 2.00% 2024	14,175	17,709
NN Group NV, 4.625% 2044	10,425	11,611
NN Group NV, 4.50% (undated)	32,580	34,123
Orange SA 4.25% (undated)	5,700	6,440
Orange SA 5.00% (undated)	11,200	12,346
Rabobank Nederland 3.875% 2023	22,000	26,732
Spanish Government 5.85% 2022	6,715	9,597
Spanish Government 5.40% 2023	88,200	125,124
Spanish Government 3.80% 2024	20,300	26,381
Spanish Government 2.15% 2025	2,500	2,861
Spanish Government 5.15% 2028	15,920	23,520
Spanish Government 1.95% 2030	9,000	9,498
Spanish Government 5.15% 2044	123,700	195,556
Svenska Handelsbanken AB 2.656% 2024	16,225	18,641
		1,731,591
Japanese yen 6.70%
European Investment Bank 1.40% 2017	¥721,700	6,190
Japanese Government, Series 113, 0.30% 2018	5,175,000	43,476
Japanese Government, Series 312, 1.20% 2020	2,310,000	20,397
Japanese Government, Series 319, 1.10% 2021	1,130,000	10,010
Japanese Government, Series 315, 1.20% 2021	5,522,800	48,997
Japanese Government, Series 326, 0.70% 2022	10,985,000	95,322
Japanese Government, Series 327, 0.80% 2022	8,350,000	72,960
Japanese Government, Series 325, 0.80% 2022	1,100,000	9,609
Japanese Government, Series 323, 0.90% 2022	5,305,000	46,617
Japanese Government, Series 17, 0.10% 2023[3]	2,874,520	25,322
Japanese Government, Series 329, 0.80% 2023	2,700,000	23,594
Japanese Government, Series 19, 0.10% 2024[3]	13,045,000	115,623
Japanese Government, Series 18, 0.10% 2024[3]	11,554,720	101,885
Japanese Government, Series 336, 0.50% 2024	1,730,000	14,706
Japanese Government, Series 116, 2.20% 2030	4,260,000	42,961
Japanese Government, Series 145, 1.70% 2033	4,840,000	45,284
Japanese Government, Series 150, 1.40% 2034	2,190,000	19,371
Japanese Government, Series 148, 1.50% 2034	1,100,000	9,923
Japanese Government, Series 21, 2.30% 2035	6,785,000	68,317
Japanese Government, Series 37, 1.90% 2042	263,250	2,473
Japanese Government, Series 42, 1.70% 2044	2,645,000	23,798
		846,835
British pounds 4.92%
Apple Inc. 3.05% 2029	£2,000	2,995
Aviva PLC, subordinated 6.875% 2058	8,730	14,443
AXA SA, junior subordinated 5.453% (undated)	6,095	9,237
Bank of Scotland PLC 9.375% 2021	4,160	7,980
Barclays Bank PLC 10.00% 2021	9,200	17,864
Deutsche Telekom International Finance BV 6.50% 2022	3,746	6,884
Electricité de France SA 6.00% 2114	4,100	7,521
France Télécom 7.25% 2020	4,425	8,228
France Télécom 5.375% 2050	1,550	2,728
Capital World Bond Fund — Page 2 of 24

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
Lloyds Banking Group PLC 7.625% 2025	£2,875	$5,510
Lloyds TSB Bank PLC 10.75% 2021	1,025	1,706
National Grid Transco PLC 4.00% 2027	2,700	4,446
Nestlé Finance International Ltd. 2.25% 2023	1,000	1,520
RSA Insurance Group PLC 9.375% 2039	6,583	11,674
United Kingdom 1.00% 2017	14,100	21,507
United Kingdom 1.75% 2019	23,750	36,925
United Kingdom 2.00% 2020	11,150	17,498
United Kingdom 3.75% 2020	1,750	2,987
United Kingdom 1.75% 2022	60,550	93,304
United Kingdom 2.25% 2023	91,345	145,216
United Kingdom 2.75% 2024	3,100	5,111
United Kingdom 2.00% 2025	41,050	63,391
United Kingdom 3.25% 2044	74,470	130,408
Wal-Mart Stores, Inc. 5.625% 2034	1,000	1,961
		621,044
Polish zloty 3.92%
Polish Government, Series 1017, 5.25% 2017	PLN782,450	220,388
Polish Government, Series 1020, 5.25% 2020	257,750	77,051
Polish Government, Series 1021, 5.75% 2021	159,270	49,430
Polish Government, Series 0922, 5.75% 2022	272,555	85,823
Polish Government 2.75% 2023[3]	17,606	5,105
Polish Government, Series 102, 4.00% 2023	118,630	34,038
Polish Government, Series 0725, 3.25% 2025	86,750	23,649
		495,484
Mexican pesos 3.73%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	859
Red de Carreteras de Occidente 9.00% 2028[1]	36,950	2,149
United Mexican States Government, Series M, 6.25% 2016	307,500	18,559
United Mexican States Government, Series M, 5.00% 2017	485,000	29,226
United Mexican States Government 4.00% 2019[3]	318,719	20,416
United Mexican States Government 5.00% 2019	495,000	29,121
United Mexican States Government 2.50% 2020[3]	53,120	3,186
United Mexican States Government, Series M, 6.50% 2021	2,469,500	153,697
United Mexican States Government 2.00% 2022[3]	475,422	27,098
United Mexican States Government, Series M20, 10.00% 2024	957,400	72,286
United Mexican States Government 4.50% 2025[3]	974,749	65,332
United Mexican States Government, Series M30, 10.00% 2036	280,000	22,573
United Mexican States Government 4.00% 2040[3]	312,344	19,580
United Mexican States Government, Series M, 7.75% 2042	102,500	6,699
		470,781
Danish kroner 3.47%
Nordea Kredit 2.00% 2037[1]	DKr391,912	56,418
Nykredit Realkredit AS, Series 01E, 2.00% 2037[1]	1,209,458	174,119
Nykredit Realkredit AS, Series 01E, 2.50% 2037[1]	423,600	62,677
Nykredit Realkredit AS, Series 01E, 2.50% 2047[1]	135,892	19,506
Realkredit Danmark AS, Series 22S, 2.00% 2037[1]	782,959	112,390
Realkredit Danmark AS, Series 22S, 2.50% 2037[1]	88,700	13,138
		438,248
Capital World Bond Fund — Page 3 of 24

Bonds, notes & other debt instruments Hungarian forints 3.19%	Principal amount (000)	Value (000)
Hungarian Government, Series 18/A, 5.50% 2018	HUF3,920,000	$15,628
Hungarian Government, Series 19/A, 6.50% 2019	21,318,190	88,030
Hungarian Government, Series 20B, 3.50% 2020	7,621,650	28,648
Hungarian Government, Series 20A, 7.50% 2020	45,280,770	200,416
Hungarian Government, Series 22A, 7.00% 2022	3,773,200	16,618
Hungarian Government, Series 23A, 6.00% 2023	10,785,700	46,158
Hungarian Government, Series 25B, 5.50% 2025	1,731,260	7,289
		402,787
Indian rupees 2.12%
India (Republic of) 7.28% 2019	INR7,890,100	119,699
India (Republic of) 8.83% 2023	4,604,600	74,037
India (Republic of) 8.60% 2028	3,338,900	53,429
India (Republic of) 9.20% 2030	1,234,200	20,810
		267,975
Colombian pesos 0.94%
Colombia (Republic of), Series B, 10.00% 2024	COP105,263,000	38,216
Colombia (Republic of) 7.50% 2026	158,200,000	47,959
Colombia (Republic of), Series B, 6.00% 2028	118,851,300	31,323
Colombia (Republic of), Series B, 7.75% 2030	2,830,400	832
		118,330
Turkish lira 0.73%
Turkey (Republic of) 9.00% 2016	TRY9,800	3,229
Turkey (Republic of) 3.50% 2019[3]	9,816	3,279
Turkey (Republic of) 9.40% 2020	120,325	37,485
Turkey (Republic of) 9.50% 2022	6,500	2,014
Turkey (Republic of) 2.80% 2023[3]	14,692	4,635
Turkey (Republic of) 8.80% 2023	11,160	3,287
Turkey (Republic of) 2.00% 2024[3]	12,604	3,708
Turkey (Republic of) 9.00% 2024	96,000	28,416
Turkey (Republic of) 2.00% 2025[3]	20,089	5,873
		91,926
South African rand 0.72%
South Africa (Republic of), Series R-208, 6.75% 2021	ZAR449,400	30,557
South Africa (Republic of), Series R-2023, 7.75% 2023	220,000	15,405
South Africa (Republic of), Series R-214, 6.50% 2041	833,000	45,117
		91,079
Norwegian kroner 0.67%
Norwegian Government 3.75% 2021	NKr391,100	52,919
Norwegian Government 3.00% 2024	241,450	32,038
		84,957
Indonesian rupiah 0.43%
Indonesia (Republic of) 7.875% 2019	IDR258,700,000	16,813
Indonesia (Republic of) 8.375% 2034	622,368,000	36,997
		53,810
Capital World Bond Fund — Page 4 of 24

Bonds, notes & other debt instruments Malaysian ringgits 0.36%	Principal amount (000)	Value (000)
Malaysian Government, Series 0114, 4.181% 2024	MYR3,600	$806
Malaysian Government, Series 0310, 4.498% 2030	197,500	44,292
Malaysian Government, Series 0413, 3.844% 2033	1,000	200
		45,298
Australian dollars 0.31%
Australian Government, Series 134, 4.75% 2015	A$2,000	1,406
Australian Government, Series 122, 5.25% 2019	3,250	2,540
Australian Government, Series 133, 5.50% 2023	4,750	4,035
Australian Government, Series 136, 4.75% 2027	7,750	6,506
Queensland Treasury Corp., Series 17, 6.00% 2017	4,000	3,025
Queensland Treasury Corp., Series 24, 5.75% 2024	25,625	21,684
		39,196
Canadian dollars 0.22%
Canadian Government 1.00% 2016	C$8,000	6,016
Canadian Government 1.25% 2018	5,000	3,812
Canadian Government 2.75% 2022	4,500	3,735
Canadian Government 2.50% 2024	6,800	5,578
Canadian Government 5.75% 2029	3,000	3,315
Canadian Government 5.00% 2037	4,000	4,453
Rogers Communications Inc. 5.80% 2016	1,750	1,349
		28,258
Swedish kronor 0.11%
Swedish Government, Series 105, 3.50% 2022	SKr91,980	13,298
Ghana cedi 0.04%
Ghana Government Bond 23.00% 2017	GHS8,730	2,219
Ghana Government Bond 25.48% 2017	6,720	1,800
Ghana Government Bond 21.00% 2020	5,620	1,373
		5,392
Brazilian reais 0.04%
Brazil (Federal Republic of) 10.00% 2017	BRL8,900	2,115
Brazil (Federal Republic of) 10.00% 2025	6,000	1,107
Brazilian Treasury Bill 0% 2018	10,000	1,689
		4,911
South Korean won 0.04%
South Korean Government 2.75% 2017[3]	KRW2,799,440	2,417
South Korean Government 1.125% 2023[3]	2,723,923	2,248
		4,665
U.S. dollars 50.69%
ABB Finance (USA) Inc. 1.625% 2017	$2,000	2,012
ABB Finance (USA) Inc. 2.875% 2022	2,000	1,984
AbbVie Inc. 1.80% 2018	2,700	2,694
AbbVie Inc. 2.50% 2020	15,915	15,845
AbbVie Inc. 2.90% 2022	7,860	7,700
AbbVie Inc. 3.20% 2022	1,335	1,329
AbbVie Inc. 3.60% 2025	16,200	16,033
AbbVie Inc. 4.50% 2035	9,765	9,314
AbbVie Inc. 4.40% 2042	2,200	2,019
Capital World Bond Fund — Page 5 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 4.70% 2045	$5,150	$5,019
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[4]	2,000	2,268
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[4]	19,735	19,439
ACE INA Holdings Inc. 2.60% 2015	1,625	1,629
Actavis Funding SCS 2.35% 2018	13,615	13,677
Actavis Funding SCS 3.00% 2020	13,360	13,408
Actavis Funding SCS 3.45% 2022	7,970	7,872
Actavis Funding SCS 3.80% 2025	20,930	20,288
Actavis Funding SCS 4.55% 2035	15,180	14,017
Actavis Funding SCS 4.75% 2045	4,690	4,277
ADT Corp. 4.125% 2019	4,800	4,848
Alcatel-Lucent USA Inc. 6.75% 2020[4]	1,521	1,603
Alcatel-Lucent USA Inc. 8.875% 2020[4]	3,475	3,723
Alexandria Real Estate Equities, Inc. 2.75% 2020	790	790
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,350	1,348
Alexandria Real Estate Equities, Inc. 4.50% 2029	300	301
Alpha Natural Resources, Inc. 7.50% 2020[4,5]	5,200	377
Alpha Natural Resources, Inc. 7.50% 2020[4,5]	746	54
Altice Financing SA 6.625% 2023[4]	575	553
Altria Group, Inc. 2.625% 2020	8,200	8,296
Altria Group, Inc. 9.95% 2038	2,500	4,011
Altria Group, Inc. 4.50% 2043	8,500	8,155
Altria Group, Inc. 5.375% 2044	2,250	2,457
American Campus Communities, Inc. 3.35% 2020	1,000	1,013
American Campus Communities, Inc. 3.75% 2023	11,360	11,246
American Campus Communities, Inc. 4.125% 2024	5,485	5,526
American Electric Power Co. 1.65% 2017	2,960	2,952
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,6]	2,550	1,458
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,6]	1,650	217
American Energy (Permian Basin) 7.125% 2020[4]	2,025	1,195
American Energy (Permian Basin) 7.375% 2021[4]	1,225	717
American Express Co. 1.55% 2018	8,750	8,707
American International Group, Inc. 2.30% 2019	1,745	1,761
American International Group, Inc. 4.50% 2044	2,050	2,022
Amgen Inc. 2.125% 2020	3,000	2,964
Amgen Inc. 2.70% 2022	1,320	1,290
Amgen Inc. 3.125% 2025	2,400	2,305
Amgen Inc. 4.40% 2045	2,400	2,214
Anadarko Petroleum Corp. 5.95% 2016	2,250	2,339
Anadarko Petroleum Corp. 8.70% 2019	2,810	3,317
Antero Resources Corp. 5.375% 2021	3,500	3,097
APT Pipelines Ltd. 4.20% 2025[4]	1,090	1,039
ArcelorMittal 6.25% 2021	1,500	1,356
ArcelorMittal 6.125% 2025	575	467
ArcelorMittal 7.50% 2041	10,570	8,562
Argentina (Republic of) 7.00% 2015	45,648	45,418
Argentina (Republic of) 7.00% 2017	2,300	2,248
Armenia (Republic of) 7.15% 2025[4]	10,920	10,355
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	4,025	3,260
AT&T Inc. 2.45% 2020	6,155	6,077
AT&T Inc. 3.00% 2022	15,425	15,073
AT&T Inc. 3.40% 2025	17,764	16,997
AT&T Inc. 4.50% 2035	4,760	4,379
AT&T Inc. 4.30% 2042	1,403	1,211
AT&T Inc. 4.75% 2046	5,363	4,936
Capital World Bond Fund — Page 6 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Autoridad del Canal de Panama 4.95% 2035[1,4]	$3,200	$3,181
AvalonBay Communities, Inc. 3.625% 2020	1,450	1,519
AvalonBay Communities, Inc. 2.85% 2023	2,875	2,792
AXA SA 8.60% 2030	18,550	25,263
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[1,2]	1,364	1,388
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,2]	3,690	3,697
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.733% 2049[1,2]	1,045	1,093
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 6.002% 2051[1,2]	3,020	3,222
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.424% 2051[1,2]	1,838	1,983
Bank of America Corp. 2.60% 2019	2,000	2,023
Bank of America Corp., Series L, 2.65% 2019	2,000	2,024
Bank of America Corp. 3.875% 2025	17,135	17,410
Barclays Bank PLC 2.50% 2019	1,410	1,435
Barclays Bank PLC 3.65% 2025	14,855	14,208
Baxalta Inc. 4.00% 2025[4]	8,760	8,794
Baxalta Inc. 5.25% 2045[4]	1,235	1,226
Bayer AG 3.375% 2024[4]	3,720	3,746
BBVA Bancomer SA 6.50% 2021[4]	1,455	1,560
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[1,2]	1,750	1,850
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[1,2]	2,375	2,565
Becton, Dickinson and Co. 1.80% 2017	3,850	3,869
Becton, Dickinson and Co. 2.675% 2019	3,195	3,236
Becton, Dickinson and Co. 3.734% 2024	14,670	14,969
Becton, Dickinson and Co. 4.685% 2044	4,225	4,248
Berkshire Hathaway Energy Co. 3.50% 2025	1,585	1,598
Berkshire Hathaway Inc. 4.50% 2043	2,900	2,899
Bermuda Government 5.603% 2020[4]	4,935	5,503
Bermuda Government 5.603% 2020	1,800	2,007
Bermuda Government 4.138% 2023[4]	4,900	4,900
Bermuda Government 4.854% 2024[4]	17,675	18,559
Biogen Inc. 2.90% 2020	4,625	4,667
Biogen Inc. 3.625% 2022	1,505	1,519
Biogen Inc. 4.05% 2025	2,045	2,071
Biogen Inc. 5.20% 2045	1,680	1,703
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023[4]	445	465
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025[4]	365	381
Boardwalk Pipeline Partners 3.375% 2023	2,000	1,738
Boardwalk Pipelines, LP 4.95% 2024	2,100	1,949
Bonanza Creek Energy, Inc. 6.75% 2021	825	582
Bonanza Creek Energy, Inc. 5.75% 2023	1,250	819
BPCE SA group 5.70% 2023[4]	26,555	28,060
BPCE SA group 4.50% 2025[4]	9,545	9,207
Brandywine Operating Partnership, LP 5.70% 2017	15	16
Brandywine Operating Partnership, LP 3.95% 2023	750	742
Brazil (Federal Republic of) Global 4.25% 2025	4,745	4,158
British American Tobacco International Finance PLC 9.50% 2018[4]	7,485	9,154
British American Tobacco International Finance PLC 2.75% 2020[4]	2,350	2,398
British American Tobacco International Finance PLC 3.50% 2022[4]	1,705	1,755
British American Tobacco International Finance PLC 3.95% 2025[4]	2,350	2,450
Builders Firstsource 7.625% 2021[4]	4,075	4,258
Burlington Northern Santa Fe LLC 3.40% 2024	4,755	4,772
Burlington Northern Santa Fe LLC 3.75% 2024	2,980	3,078
Burlington Northern Santa Fe LLC 4.70% 2045	360	364
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,584
Canadian Natural Resources Ltd. 3.80% 2024	425	394
Capital World Bond Fund — Page 7 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Canadian Pacific Railway Ltd. 4.80% 2045	$430	$433
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[4]	4,315	4,287
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[4]	2,715	2,718
Celgene Corp. 3.625% 2024	2,210	2,205
Celgene Corp. 3.875% 2025	1,770	1,775
Celgene Corp. 4.625% 2044	1,450	1,382
Celgene Corp. 5.00% 2045	2,060	2,052
CEMEX Finance LLC 9.375% 2022[4]	1,635	1,747
Cenovus Energy Inc. 3.00% 2022	1,312	1,198
Cenovus Energy Inc. 3.80% 2023	2,880	2,714
Centene Corp. 4.75% 2022	5,875	5,875
CenterPoint Energy Resources Corp. 4.50% 2021	3,225	3,459
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[1]	2,225	2,463
Cenveo, Inc. 6.00% 2019[4]	850	727
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	9,450	8,954
CEVA Group PLC 7.00% 2021[4]	3,550	3,159
CEVA Group PLC, LOC, 6.50% 2021[1,2,6]	969	870
CEVA Group PLC, Term Loan B, 6.50% 2021[1,2,6]	1,388	1,246
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	1,006	903
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	173	156
CEZ, a s 4.25% 2022[4]	10,475	11,076
Chemours Co. 6.625% 2023[4]	3,010	2,032
Chemours Co. 7.00% 2025[4]	1,770	1,168
Chesapeake Energy Corp. 4.875% 2022	3,800	2,498
Chevron Corp. 1.961% 2020	8,110	8,082
CIT Group Inc. 3.875% 2019	8,400	8,374
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A-1, 1.199% 2047[1]	1,633	1,628
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[1]	6,494	6,671
Citigroup Inc. 1.70% 2018	7,750	7,715
Citigroup Inc. 2.15% 2018	10,250	10,309
Citigroup Inc. 2.55% 2019	13,535	13,671
Citigroup Inc. 2.40% 2020	17,450	17,384
Citigroup Inc. 3.30% 2025	16,830	16,433
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[1]	3,727	3,820
City of Buenos Aires Argentina 8.95% 2021[1]	2,580	2,664
Cliffs Natural Resources Inc. 8.25% 2020[4]	1,900	1,682
CME Group Inc. 5.30% 2043	482	547
CMS Energy Corp. 8.75% 2019	1,312	1,615
CMS Energy Corp. 5.05% 2022	1,458	1,605
CMS Energy Corp. 3.875% 2024	480	493
CMS Energy Corp. 4.70% 2043	1,900	1,930
CMS Energy Corp. 4.875% 2044	3,146	3,281
CNA Financial Corp. 7.35% 2019	1,200	1,424
CoBank, ACB 7.875% 2018[4]	430	493
CoBank, ACB 0.937% 2022[2,4]	2,525	2,367
Colbun SA 6.00% 2020[4]	5,150	5,682
Colbun SA 4.50% 2024[4]	1,800	1,793
Colombia (Republic of) Global 4.50% 2026	3,500	3,417
Columbia Pipeline Partners LP 2.45% 2018[4]	2,700	2,707
Columbia Pipeline Partners LP 3.30% 2020[4]	395	397
Columbia Pipeline Partners LP 4.50% 2025[4]	490	477
Columbia Pipeline Partners LP 5.80% 2045[4]	770	738
Comcast Corp. 3.375% 2025	3,095	3,124
Comcast Corp. 6.40% 2038	1,750	2,197
Comcast Corp. 4.75% 2044	1,545	1,617
Capital World Bond Fund — Page 8 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Comcast Corp. 4.60% 2045	$5,800	$5,947
Comision Federal de Electricidad 4.875% 2024[4]	3,500	3,563
Comision Federal de Electricidad 6.125% 2045[4]	3,700	3,496
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[1]	4,383	4,543
Commercial Mortgage Trust, Series 2014-UBS2, Class A-1, 1.298% 2047[1]	3,034	3,026
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.989% 2049[1,2]	387	412
Commonwealth Bank of Australia 0.75% 2016[1,4]	3,000	3,000
Communications Sales & Leasing, Inc. 6.00% 2023[4]	950	848
Communications Sales & Leasing, Inc. 8.25% 2023	925	796
Communications Sales & Leasing, Inc., Term Loan B, 5.00% 2022[1,2,6]	1,446	1,358
ConAgra Foods, Inc. 1.30% 2016	2,800	2,802
ConAgra Foods, Inc. 3.20% 2023	3,046	2,922
CONSOL Energy Inc. 5.875% 2022	5,475	3,709
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	376	389
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	174	188
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	1,855	2,013
ConvaTec Finance International SA 8.25% 2019[4,7]	4,495	4,433
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[1,4]	21,545	21,965
Corporate Office Properties LP 5.25% 2024	325	336
Corporate Office Properties LP 5.00% 2025	120	121
Corporate Office Properties Trust 3.60% 2023	1,610	1,514
Corporate Risk Holdings LLC 9.50% 2019[4]	4,059	3,836
Corporate Risk Holdings LLC 13.50% 2020[4,7,8]	524	518
Credit Agricole SA 4.375% 2025[4]	9,875	9,551
Credit Suisse Group AG 3.80% 2022[4]	2,500	2,506
Crescent Resources 10.25% 2017[4]	700	718
CRH America, Inc. 3.875% 2025[4]	3,000	3,012
CRH America, Inc. 5.125% 2045[4]	3,000	2,994
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[1]	6,946	7,100
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	5,387	5,557
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,2]	3,000	3,164
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[1,2]	840	882
Cumulus Media Holdings Inc. 7.75% 2019	1,630	1,176
CVS Caremark Corp. 1.90% 2018	1,900	1,914
CVS Caremark Corp. 2.80% 2020	1,900	1,933
CVS Caremark Corp. 3.50% 2022	1,900	1,964
CVS Caremark Corp. 3.875% 2025	7,310	7,553
CVS Caremark Corp. 4.875% 2035	810	853
CVS Caremark Corp. 5.125% 2045	5,455	5,893
DAE Aviation Holdings, Inc. 10.00% 2023[4]	1,605	1,597
DaimlerChrysler North America Holding Corp. 2.40% 2017[4]	2,500	2,530
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	4,000	4,008
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	11,700	11,361
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	9,950	9,746
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	1,135	1,091
DaimlerChrysler North America Holding Corp. 3.30% 2025[4]	2,000	1,937
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,165
DaVita HealthCare Partners Inc. 5.00% 2025	2,635	2,536
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[1,4]	2,475	2,487
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[1,4]	1,500	1,697
DCT Industrial Trust Inc. 4.50% 2023	3,135	3,247
DDR Corp. 3.625% 2025	3,870	3,697
Denbury Resources Inc. 4.625% 2023	4,075	2,221
Deutsche Telekom International Finance BV 3.125% 2016[4]	2,715	2,746
Deutsche Telekom International Finance BV 9.25% 2032	11,340	16,988
Capital World Bond Fund — Page 9 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Developers Diversified Realty Corp. 9.625% 2016	$1,025	$1,061
Developers Diversified Realty Corp. 7.50% 2017	3,260	3,529
Developers Diversified Realty Corp. 4.75% 2018	475	503
Developers Diversified Realty Corp. 7.875% 2020	4,170	5,100
Devon Energy Corp. 3.25% 2022	810	778
Devon Energy Corp. 5.00% 2045	1,000	910
Diamond Offshore Drilling, Inc. 4.875% 2043	6,130	4,037
Digicel Group Ltd. 8.25% 2020[4]	11,075	10,300
Digicel Group Ltd. 6.00% 2021[4]	4,775	4,357
Digicel Group Ltd. 7.125% 2022[4]	2,175	1,887
Discover Card Execution Note Trust, Series 2015-A-1, Class A-1, 0.557% 2020[1,2]	18,990	18,933
DISH DBS Corp. 5.125% 2020	9,300	8,649
DJO Finance LLC 10.75% 2020[4]	2,795	2,809
DJO Finco Inc. 8.125% 2021[4]	4,360	4,262
Dominican Republic 7.50% 2021[1,4]	4,000	4,290
Dominican Republic 6.85% 2045[4]	2,555	2,472
Dominion Gas Holdings LLC 2.50% 2019	6,735	6,817
Dominion Gas Holdings LLC 3.60% 2024	2,375	2,368
Dominion Gas Holdings LLC 4.60% 2044	4,000	3,818
Dynegy Finance Inc. 7.375% 2022	1,380	1,397
Dynegy Finance Inc. 7.625% 2024	2,290	2,324
Ecopetrol SA 5.375% 2026	1,020	891
Ecopetrol SA 5.875% 2045	7,038	5,349
EDP Finance BV 6.00% 2018[4]	4,000	4,258
EDP Finance BV 4.125% 2020[4]	3,000	3,047
EDP Finance BV 5.25% 2021[4]	2,500	2,645
Electricité de France SA 1.15% 2017[4]	2,000	2,001
Electricité de France SA 4.60% 2020[4]	2,900	3,203
Electricité de France SA 6.95% 2039[4]	1,325	1,721
Electricité de France SA 4.875% 2044[4]	9,060	9,676
Electricité de France SA 5.25% (undated)[4]	3,150	3,044
EMD Finance LLC 2.40% 2020[4]	8,870	8,886
EMD Finance LLC 2.95% 2022[4]	4,745	4,696
EMD Finance LLC 3.25% 2025[4]	15,675	15,220
Empresa Nacional de Electricidad SA 4.25% 2024	2,100	2,104
ENA Norte Trust 4.95% 2028[1,4]	6,604	6,670
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	5,787
Enbridge Energy Partners, LP 9.875% 2019	3,250	3,927
Enbridge Energy Partners, LP 5.20% 2020	7,335	7,871
Enbridge Inc. 4.00% 2023	7,750	7,279
Enbridge Inc. 4.50% 2044	1,450	1,137
Enel Finance International SA 6.00% 2039[4]	4,740	5,399
Enel Società per Azioni 8.75% 2073[4]	10,000	11,519
Energy Transfer Partners, LP 5.875% 2024	2,125	1,923
Energy Transfer Partners, LP 4.75% 2026	2,100	1,937
Energy Transfer Partners, LP 6.125% 2045	600	535
EnLink Midstream Partners, LP 2.70% 2019	495	490
EnLink Midstream Partners, LP 4.40% 2024	845	807
EnLink Midstream Partners, LP 4.15% 2025	1,135	1,044
EnLink Midstream Partners, LP 5.05% 2045	1,410	1,199
Ensco PLC 5.20% 2025	670	511
Ensco PLC 5.75% 2044	2,570	1,784
Enterprise Products Operating LLC 3.90% 2024	1,880	1,850
Enterprise Products Operating LLC 3.70% 2026	85	81
Enterprise Products Operating LLC 4.85% 2044	2,620	2,345
Capital World Bond Fund — Page 10 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
EP Energy Corp. 9.375% 2020	$1,575	$1,362
EP Energy Corp. 6.375% 2023	1,075	801
EPR Properties 4.50% 2025	2,110	2,028
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.05% 2031[1,2,4]	8,162	8,091
Essex Portfolio L.P. 3.625% 2022	1,420	1,439
Essex Portfolio L.P. 3.25% 2023	2,870	2,807
Essex Portfolio L.P. 3.875% 2024	3,360	3,380
Essex Portfolio L.P. 3.50% 2025	9,715	9,457
Ethiopia (Republic of) 6.625% 2024	5,455	5,005
Ethiopia (Republic of) 6.625% 2024[4]	2,780	2,551
Euramax International, Inc. 12.00% 2020[4]	3,725	3,632
Exelon Corp. 3.95% 2025	3,160	3,197
Exelon Corp. 5.10% 2045	4,350	4,462
Express Scripts Inc. 3.125% 2016	10,250	10,368
Exxon Mobil Corp. 2.709% 2025	820	805
Fannie Mae 5.50% 2033[1]	2,157	2,416
Fannie Mae 6.00% 2035[1]	128	144
Fannie Mae 5.50% 2038[1]	2,060	2,317
Fannie Mae 4.00% 2041[1]	646	691
Fannie Mae 4.00% 2043[1]	2,029	2,196
Fannie Mae 4.00% 2043[1]	1,035	1,124
Fannie Mae 4.00% 2043[1]	996	1,073
Fannie Mae 3.50% 2045[1,9]	61,000	63,659
Fannie Mae 6.50% 2047[1]	76	86
Fannie Mae 6.50% 2047[1]	74	84
Fannie Mae 6.50% 2047[1]	39	45
Fannie Mae 7.00% 2047[1]	53	61
Fannie Mae 6.50% 2048[1]	78	88
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[1]	7,000	7,016
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[1]	6,989	7,125
Fannie Mae, Series 2001-4, Class GA, 9.404% 2025[1,2]	2	3
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[1]	985	875
First Data Corp. 11.75% 2021	3,894	4,332
First Data Corp. 12.625% 2021	3,711	4,226
First Data Corp. 5.375% 2023[4]	3,100	3,077
First Quantum Minerals Ltd. 6.75% 2020[4]	8,367	5,648
First Quantum Minerals Ltd. 7.00% 2021[4]	12,017	7,841
First Quantum Minerals Ltd. 7.25% 2022[4]	625	389
FMG Resources 9.75% 2022[4]	13,100	12,232
Ford Motor Credit Co. 2.375% 2019	15,325	15,217
Ford Motor Credit Co. 2.597% 2019	8,485	8,407
France Télécom 9.00% 2031	11,336	16,113
Freddie Mac 0.75% 2018	11,300	11,288
Freddie Mac 6.00% 2038[1]	93	106
Freddie Mac 4.00% 2043[1]	1,952	2,099
Freddie Mac 4.00% 2043[1]	1,117	1,207
Freddie Mac 4.00% 2043[1]	1,108	1,194
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[1]	3,500	3,528
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[1]	2,692	2,720
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[1]	2,750	2,778
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[1]	3,220	3,256
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	1,788	1,627
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	265	237
Freescale Semiconductor, Inc. 6.00% 2022[4]	4,400	4,609
Capital World Bond Fund — Page 11 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 8.125% 2018	$4,650	$4,784
Frontier Communications Corp. 10.50% 2022[4]	1,825	1,779
Frontier Communications Corp. 11.00% 2025[4]	6,625	6,426
Gannett Co., Inc. 4.875% 2021[4]	635	624
Gazprom OJSC 5.999% 2021[4]	3,900	3,846
General Electric Co. 2.70% 2022	340	341
Genesis Energy, LP 6.75% 2022	1,325	1,250
Georgia Gulf Corp. 4.625% 2021	2,300	1,955
Ghana (Republic of) 7.875% 2023	1,940	1,620
Ghana (Republic of) 7.875% 2023[4]	645	539
Ghana (Republic of) 8.125% 2026[1]	5,635	4,705
Gilead Sciences, Inc. 3.05% 2016	585	599
Gilead Sciences, Inc. 1.85% 2018	2,765	2,786
Gilead Sciences, Inc. 2.55% 2020	4,626	4,658
Gilead Sciences, Inc. 3.25% 2022	1,610	1,626
Gilead Sciences, Inc. 3.50% 2025	14,390	14,515
Gilead Sciences, Inc. 3.65% 2026	3,640	3,657
Gilead Sciences, Inc. 4.80% 2044	940	948
Gilead Sciences, Inc. 4.50% 2045	1,610	1,555
Goldman Sachs Group, Inc. 1.137% 2017[2]	1,200	1,202
Goldman Sachs Group, Inc. 2.55% 2019	8,295	8,362
Goldman Sachs Group, Inc. 2.75% 2020	535	538
Goldman Sachs Group, Inc. 3.85% 2024	10,457	10,675
Goldman Sachs Group, Inc. 3.50% 2025	30,658	30,233
Goldman Sachs Group, Inc. 4.80% 2044	1,360	1,383
Goldman Sachs Group, Inc. 5.15% 2045	500	493
Government National Mortgage Assn. 3.50% 2045[1]	266,404	279,749
Government National Mortgage Assn. 4.00% 2045[1,9]	51,700	55,015
Government National Mortgage Assn. 4.00% 2045[1]	22,024	23,475
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.014% 2038[1,2]	5,150	5,206
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.014% 2038[1,2]	3,521	3,563
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[1]	5,903	6,163
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[1]	10,361	10,762
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[1]	8,136	8,688
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[1,2]	4,945	5,230
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.988% 2045[1,2]	1,329	1,415
Hardwoods Acquisition Inc 7.50% 2021[4]	2,200	2,068
Harris Corp. 1.999% 2018	3,100	3,083
Harris Corp. 2.70% 2020	680	675
Harris Corp. 3.832% 2025	460	451
Harris Corp. 4.854% 2035	2,535	2,458
Harris Corp. 5.054% 2045	2,820	2,734
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.057% 2015[1,2,5,6,8]	24	23
HBOS PLC 6.75% 2018[4]	1,490	1,646
HCA Inc. 3.75% 2019	1,974	1,973
HD Supply, Inc. 7.50% 2020	4,550	4,755
HD Supply, Inc. 5.25% 2021[4]	3,550	3,581
HDTFS Inc. 5.875% 2020	1,775	1,775
HealthSouth Corp. 5.75% 2024[4]	700	693
HealthSouth Corp. 5.75% 2025[4]	630	613
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,8,10]	17,610	17,613
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[1,4]	15,106	15,176
Holcim Ltd. 6.00% 2019[4]	3,222	3,651
Holcim Ltd. 5.15% 2023[4]	8,230	9,027
Hospitality Properties Trust 6.30% 2016	1,000	1,009
Capital World Bond Fund — Page 12 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Hospitality Properties Trust 6.70% 2018	$7,580	$8,139
Hospitality Properties Trust 5.00% 2022	250	265
Hospitality Properties Trust 4.50% 2023	690	690
Hospitality Properties Trust 4.50% 2025	935	918
HSBC Bank PLC 4.75% 2021[4]	650	722
HSBC Holdings PLC 4.125% 2020[4]	3,295	3,573
HSBC Holdings PLC 4.00% 2022	14,680	15,434
HSBC Holdings PLC 4.25% 2025	1,630	1,610
Humana Inc. 3.85% 2024	4,000	4,033
Humana Inc. 4.95% 2044	4,000	4,080
Hungarian Government 4.125% 2018	9,020	9,416
Hungarian Government 4.00% 2019	29,300	30,458
Hungarian Government 6.25% 2020	3,590	4,043
Hungarian Government 5.375% 2023	2,040	2,225
Hungarian Government 5.375% 2024	41,750	45,403
Hungarian Government 7.625% 2041	20,768	27,647
Hyundai Capital Services Inc. 2.625% 2020[4]	2,375	2,378
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,470
Icahn Enterprises Finance Corp. 3.50% 2017	6,100	6,134
iHeartCommunications, Inc. 10.625% 2023	1,965	1,665
Imperial Tobacco Finance PLC 3.50% 2023[4]	9,050	8,854
Indonesia (Republic of) 11.625% 2019	4,100	5,228
Indonesia (Republic of) 5.875% 2020[4]	1,550	1,693
Indonesia (Republic of) 4.875% 2021	2,600	2,694
Indonesia (Republic of) 3.75% 2022	15,795	15,083
Indonesia (Republic of) 3.375% 2023	2,600	2,379
Indonesia (Republic of) 4.125% 2025[4]	10,150	9,530
Indonesia (Republic of) 4.125% 2025	7,500	7,042
Indonesia (Republic of) 6.75% 2044	5,625	5,983
Indonesia (Republic of) 6.75% 2044[4]	925	984
Infor Inc. 5.75% 2020[4]	575	573
Intelsat Jackson Holding Co. 7.25% 2019	2,625	2,471
Intelsat Jackson Holding Co. 7.25% 2020	3,875	3,570
Intelsat Jackson Holding Co. 6.625% 2022	9,175	7,202
International Paper Co. 7.30% 2039	1,410	1,732
Intesa Sanpaolo SpA 5.017% 2024[4]	22,455	22,205
inVentiv Health Inc, Term Loan B4, 7.75% 2018[1,2,6]	3,040	3,041
inVentiv Health Inc. 9.00% 2018[4]	11,565	11,963
inVentiv Health Inc. 10.00% 2018	1,994	1,894
inVentiv Health Inc. 10.00% 2018	1,637	1,608
inVentiv Health Inc. 12.00% 2018[4,7]	1,549	1,520
Ivory Coast Governement 5.75% 2032[1]	8,815	7,718
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[1,2]	625	637
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[1,2]	1,207	1,223
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[1]	2,024	2,077
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.10% 2045[1,2]	2,720	2,762
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[1,2]	6,660	6,923
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	6,745	7,045
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.883% 2049[1,2]	11,080	11,630
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.883% 2049[1,2]	8,960	9,474
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[1]	2,968	3,141
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[1,2]	2,456	2,625
JMC Steel Group Inc. 8.25% 2018[4]	7,875	5,394
JPMorgan Chase & Co. 2.25% 2020	6,695	6,644
JPMorgan Chase & Co. 3.25% 2022	19,791	19,844
Capital World Bond Fund — Page 13 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 3.125% 2025	$3,995	$3,862
JPMorgan Chase & Co. 3.90% 2025	11,958	12,248
Kenya (Rebulic of) 5.875% 2019[4]	600	578
Kenya (Republic of) 6.875% 2024[4]	17,740	16,161
Kenya (Republic of) 6.875% 2024	1,450	1,321
Kimco Realty Corp. 5.584% 2015	2,003	2,015
Kimco Realty Corp. 5.70% 2017	500	532
Kimco Realty Corp. 4.30% 2018	500	526
Kimco Realty Corp. 6.875% 2019	6,875	8,044
Kinder Morgan Energy Partners, LP 2.65% 2019	670	660
Kinder Morgan Energy Partners, LP 3.50% 2021	3,960	3,792
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	6,667
Kinder Morgan Energy Partners, LP 3.50% 2023	4,490	3,981
Kinder Morgan Energy Partners, LP 4.15% 2024	9,560	8,688
Kinder Morgan Energy Partners, LP 4.25% 2024	1,360	1,239
Kinder Morgan Energy Partners, LP 5.50% 2044	12,650	10,514
Kinder Morgan, Inc. 4.30% 2025	12,245	11,026
Kinder Morgan, Inc. 5.30% 2034	370	316
Kinder Morgan, Inc. 5.55% 2045	7,850	6,545
Kindred Healthcare, Inc. 8.00% 2020[4]	925	983
Kinetic Concepts, Inc. 10.50% 2018	8,070	8,467
Kinetic Concepts, Inc. 12.50% 2019	10,010	10,648
KLX Inc. 5.875% 2022[4]	2,065	2,019
Kraft Foods Inc. 2.25% 2017	1,590	1,609
Kroger Co. 6.80% 2018	1,000	1,145
Laboratory Corporation of America Holdings 3.60% 2025	3,875	3,760
Latvia (Republic of) 5.25% 2021	9,000	10,260
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 6.051% 2044[1,2]	347	369
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[1]	2,849	2,971
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[1,2]	460	489
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.369% 2045[1,2]	2,110	2,299
Leucadia National Corp. 5.50% 2023	1,375	1,388
LightSquared, Term Loan, 9.00% 2015[1,2,6,7,8]	4,369	4,437
LightSquared, Term Loan, 9.00% 2015[1,2,6,7,8]	1,651	1,651
Lima Metro Line Finance Ltd. 5.875% 2034[1,4]	9,385	9,127
Lithuania (Republic of) 7.375% 2020	11,200	13,468
Lithuania (Republic of) 6.625% 2022[4]	2,000	2,420
Macy’s Retail Holdings, Inc. 4.375% 2023	2,550	2,640
Mallinckrodt PLC 4.875% 2020[4]	1,380	1,323
Marks and Spencer Group PLC 6.25% 2017[4]	4,500	4,896
McClatchy Co. 9.00% 2022	5,200	4,699
McKesson Corp. 3.25% 2016	740	747
McKesson Corp. 2.284% 2019	4,610	4,624
McKesson Corp. 3.796% 2024	1,495	1,536
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	3,000	2,861
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	4,000	3,800
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	5,000	4,994
Medtronic, Inc. 2.50% 2020	6,460	6,552
Medtronic, Inc. 3.50% 2025	32,540	33,256
Medtronic, Inc. 4.625% 2045	3,000	3,103
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.032% 2050[1,2]	1,950	2,035
MetroPCS Wireless, Inc. 6.25% 2021	5,875	5,869
MetroPCS Wireless, Inc. 6.625% 2023	6,225	6,178
MidAmerican Energy Co. 4.40% 2044	1,063	1,115
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.073% 2049[1,2]	890	945
Capital World Bond Fund — Page 14 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Morgan Stanley 2.80% 2020	$15,675	$15,798
Morgan Stanley 4.00% 2025	7,990	8,179
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[1]	3,354	3,473
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[1]	965	1,003
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.114% 2049[1,2]	228	242
Morocco Government 4.25% 2022	5,700	5,757
Morocco Government 4.25% 2022[4]	2,500	2,525
Morocco Government 5.50% 2042	10,000	9,975
Morocco Government 5.50% 2042[4]	1,500	1,496
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,066
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	2,100	1,950
Navios Maritime Holdings Inc. 7.375% 2022[4]	10,900	8,815
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	500	370
NBC Universal Enterprise, Inc. 0.974% 2018[2,4]	5,785	5,783
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	2,335	2,472
Needle Merger Sub Corp. 8.125% 2019[4]	3,065	2,850
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	3,925	4,062
NGL Energy Partners LP 6.875% 2021	1,150	1,087
NGPL PipeCo LLC 7.119% 2017[4]	1,500	1,433
NGPL PipeCo LLC 9.625% 2019[4]	6,900	6,589
Niagara Mohawk Power Corp. 3.508% 2024[4]	2,715	2,761
Niagara Mohawk Power Corp. 4.278% 2034[4]	6,560	6,631
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	2,925	2,921
Nigeria (Republic of) 5.125% 2018[4]	3,400	3,277
Nigeria (Republic of) 6.375% 2023	15,950	14,186
Nigeria (Republic of) 6.375% 2023[4]	1,425	1,267
Noble Corp PLC 4.00% 2018	140	133
Noble Corp PLC 5.95% 2025	2,230	1,749
Noble Corp PLC 6.95% 2045	3,170	2,199
Nordea Bank AB 1.625% 2018[4]	2,145	2,141
Nordea Bank AB 4.875% 2021[4]	3,675	3,959
Nordea Bank AB 4.25% 2022[4]	10,050	10,306
Nortek Inc. 8.50% 2021	6,075	6,409
NRG Energy, Inc. 6.25% 2022	2,000	1,830
Numericable Group SA 4.875% 2019[4]	14,075	13,653
Oasis Petroleum Inc. 6.875% 2022	2,625	2,074
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,4]	5,740	2,081
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,4]	4,435	1,213
Oracle Corp. 3.40% 2024	2,725	2,769
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,6]	2,857	2,824
Owens-Illinois, Inc. 6.375% 2025[4]	1,915	1,938
Pacific Gas and Electric Co. 3.25% 2023	2,565	2,587
Pacific Gas and Electric Co. 3.85% 2023	1,335	1,397
Pacific Gas and Electric Co. 3.75% 2042	2,840	2,587
PacifiCorp. 3.35% 2025	3,230	3,285
Pakistan (Republic of) 8.25% 2025[4]	3,010	3,092
PDC Energy Inc. 7.75% 2022	2,850	2,836
Peabody Energy Corp. 6.00% 2018	22,723	6,022
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	3,885	3,662
Pernod Ricard SA 4.45% 2022[4]	10,465	11,011
Peru (Republic of) 4.125% 2027	6,710	6,643
Peru (Republic of) 5.625% 2050	1,665	1,727
PETCO Animal Supplies, Inc. 9.25% 2018[4]	1,500	1,526
Petrobras Global Finance Co. 6.85% 2115	11,620	7,379
Petrobras International Finance Co. 3.875% 2016	1,980	1,948
Capital World Bond Fund — Page 15 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Petrobras International Finance Co. 6.75% 2041	$250	$161
Petróleos Mexicanos 3.50% 2018	1,500	1,520
Petróleos Mexicanos 8.00% 2019	2,495	2,826
Petróleos Mexicanos 5.50% 2021	1,070	1,125
Petróleos Mexicanos 4.875% 2022	5,665	5,644
Petróleos Mexicanos 4.50% 2026[4]	3,000	2,773
Petróleos Mexicanos 6.50% 2041	2,470	2,287
Petróleos Mexicanos 5.50% 2044	3,270	2,641
Petróleos Mexicanos 5.50% 2044[4]	2,250	1,817
Petróleos Mexicanos 6.375% 2045	7,000	6,324
Petróleos Mexicanos 5.625% 2046[4]	6,225	5,120
Pfizer Inc. 7.20% 2039	637	874
Philip Morris International Inc. 4.25% 2044	10,125	9,812
Phillips 66 Partners LP 3.605% 2025	275	250
Phillips 66 Partners LP 4.68% 2045	565	467
Ply Gem Industries, Inc. 6.50% 2022	4,550	4,385
Ply Gem Industries, Inc. 6.50% 2022	3,025	2,859
PNC Bank 2.40% 2019	8,750	8,833
PNC Bank 2.30% 2020	3,820	3,798
PNC Bank 2.60% 2020	1,250	1,267
PNC Financial Services Group, Inc. 3.90% 2024	3,975	4,029
PNC Funding Corp. 3.30% 2022	4,000	4,123
PRA Holdings, Inc. 9.50% 2023[4]	1,953	2,163
Progress Energy, Inc. 7.05% 2019	4,380	5,073
Progress Energy, Inc. 7.75% 2031	1,990	2,699
Prologis, Inc. 3.35% 2021	1,100	1,116
Prologis, Inc. 4.25% 2023	11,545	11,982
Puget Sound Energy, Inc., First Lien, 6.50% 2020	1,475	1,721
Puget Sound Energy, Inc., First Lien, 6.00% 2021	4,629	5,350
Puget Sound Energy, Inc., First Lien, 5.625% 2022	2,120	2,385
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,4]	4,069	2,624
QGOG Constellation SA 6.25% 2019[4]	5,350	2,381
Quintiles Transnational Corp. 4.875% 2023[4]	770	764
R.R. Donnelley & Sons Co. 7.875% 2021	4,275	4,462
R.R. Donnelley & Sons Co. 6.50% 2023	3,525	3,327
Rabobank Nederland 4.625% 2023	12,180	12,610
Rabobank Nederland 4.375% 2025	2,725	2,734
Ras Laffan Liquefied Natural Gas III 5.838% 2027[1,4]	8,000	8,996
Rayonier Advanced Materials Inc. 5.50% 2024[4]	95	72
RCI Banque 3.50% 2018[4]	9,000	9,296
Realogy Corp. 5.25% 2021[4]	1,125	1,138
Realogy Corp., LOC, 4.40% 2016[1,2,6]	52	52
Regions Financial Corp. 2.00% 2018	4,100	4,100
Republic of Honduras 8.75% 2020	6,130	6,820
Reynolds American Inc. 2.30% 2018	1,020	1,032
Reynolds American Inc. 3.25% 2020	2,830	2,913
Reynolds American Inc. 4.00% 2022	4,050	4,239
Reynolds American Inc. 4.45% 2025	19,285	20,226
Reynolds American Inc. 5.70% 2035	455	496
Reynolds American Inc. 6.15% 2043	3,750	4,276
Reynolds American Inc. 5.85% 2045	2,845	3,178
Reynolds Group Inc. 5.75% 2020	12,495	12,651
Rice Energy Inc. 6.25% 2022	6,175	5,538
Rice Energy Inc. 7.25% 2023[4]	375	353
Roche Holdings, Inc. 2.25% 2019[4]	6,500	6,604
Capital World Bond Fund — Page 16 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Roche Holdings, Inc. 2.875% 2021[4]	$5,750	$5,888
Roche Holdings, Inc. 3.35% 2024[4]	8,475	8,696
Ryerson Inc. 9.00% 2017	1,625	1,454
Ryerson Inc. 11.25% 2018	1,925	1,757
Sabine Pass Liquefaction, LLC 5.625% 2021	6,850	6,388
Sabine Pass Liquefaction, LLC 5.625% 2025[4]	1,050	928
Sable International Finance Ltd. 6.875% 2022[4]	1,300	1,316
SABMiller Holdings Inc. 4.95% 2042[4]	1,645	1,679
SandRidge Energy, Inc. 7.50% 2023	3,125	689
Scentre Group 2.375% 2021[4]	1,425	1,379
Scentre Group 3.25% 2025[4]	730	704
Scentre Group 3.50% 2025[4]	5,865	5,792
Scottish Power PLC 5.81% 2025	2,500	2,915
Select Income REIT 4.15% 2022	1,815	1,791
Select Income REIT 4.50% 2025	540	521
Seven Generations Energy Ltd. 6.75% 2023[4]	2,551	2,207
Shell International Finance BV 2.125% 2020	1,935	1,939
Shell International Finance BV 3.25% 2025	4,540	4,501
Siemens AG 4.40% 2045[4]	5,000	5,142
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	5,740	5,008
Simon Property Group, LP 10.35% 2019	2,975	3,743
Skandinaviska Enskilda 2.45% 2020[4]	2,300	2,335
Slovenia (Republic of) 4.75% 2018[4]	1,215	1,295
Slovenia (Republic of) 4.375% 2022[4]	2,500	2,794
Slovenia (Republic of) 5.50% 2022	46,940	52,890
Slovenia (Republic of) 5.50% 2022[4]	1,600	1,803
Slovenia (Republic of) 5.85% 2023	34,145	39,184
Slovenia (Republic of) 5.25% 2024	4,160	4,592
SM Energy Co. 5.625% 2025	2,200	1,898
SoftBank Corp. 4.50% 2020[4]	2,275	2,209
Sotheby’s Holdings, Inc. 5.25% 2022[4]	1,350	1,256
South Africa (Republic of) 5.50% 2020	13,200	14,063
Southwestern Energy Co. 4.95% 2025	1,950	1,739
Sprint Nextel Corp. 7.00% 2020	2,670	2,236
Sprint Nextel Corp. 7.25% 2021	5,075	4,168
Sprint Nextel Corp. 7.875% 2023	8,500	6,901
SRA International, Inc. 11.00% 2019	1,250	1,327
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,6]	4,000	4,015
Stackpole Intl. 7.75% 2021[4]	2,925	3,196
Standard Chartered PLC 3.20% 2016[4]	3,365	3,409
State of Qatar 4.50% 2022[4]	3,500	3,902
Statoil ASA 2.75% 2021	465	466
Statoil ASA 3.25% 2024	1,000	991
Statoil ASA 3.70% 2024	6,325	6,514
Statoil ASA 4.25% 2041	1,500	1,485
Targa Resources Corp. 4.125% 2019[4]	1,850	1,670
Targa Resources Partners LP 6.75% 2024[4]	950	908
TC PipeLines, LP 4.375% 2025	1,405	1,352
Teco Finance, Inc. 5.15% 2020	270	297
Teekay Corp. 8.50% 2020	4,500	4,432
Tenet Healthcare Corp. 6.75% 2023	1,180	1,174
Tenet Healthcare Corp., First Lien, 4.75% 2020	2,050	2,079
Tenet Healthcare Corp., First Lien, 4.50% 2021	9,950	9,838
Tennessee Valley Authority 5.88% 2036	2,250	2,957
Tennessee Valley Authority 5.25% 2039	6,000	7,503
Capital World Bond Fund — Page 17 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Tesoro Logistics LP 5.50% 2019[4]	$925	$911
Thermo Fisher Scientific Inc. 2.40% 2019	1,725	1,736
Thermo Fisher Scientific Inc. 4.15% 2024	3,030	3,145
Thomson Reuters Corp. 1.65% 2017	4,605	4,605
Thomson Reuters Corp. 4.30% 2023	4,250	4,424
Thomson Reuters Corp. 5.65% 2043	2,980	3,239
TI Automotive Ltd. 8.75% 2023[4]	885	788
T-Mobile US, Inc. 6.731% 2022	2,500	2,500
Total Capital International 1.55% 2017	1,800	1,814
Total Capital International 2.875% 2022	1,115	1,113
Toyota Motor Credit Corp. 1.45% 2018	750	751
Toyota Motor Credit Corp. 2.15% 2020	3,500	3,510
TRAC Intermodal 11.00% 2019	762	829
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,609
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,518
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,565
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	780	750
Transocean Inc. 5.55% 2016	1,520	1,507
Transocean Inc. 3.00% 2017	380	345
Transocean Inc. 6.875% 2021	2,060	1,535
Transportadora de Gas Peru SA 4.25% 2028[1,4]	7,560	7,116
Turkey (Republic of) 4.557% 2018	9,200	9,568
Turkey (Republic of) 4.557% 2018[4]	5,065	5,268
Turkey (Republic of) 7.00% 2019	5,000	5,503
Turkey (Republic of) 6.25% 2022	5,785	6,197
Tyson Foods, Inc. 3.95% 2024	3,000	3,063
U.S. Treasury 0.625% 2016	22,100	22,151
U.S. Treasury 0.625% 2016	15,650	15,689
U.S. Treasury 0.875% 2017	36,450	36,624
U.S. Treasury 0.625% 2018	15,600	15,524
U.S. Treasury 0.75% 2018	11,733	11,716
U.S. Treasury 1.00% 2018	18,200	18,246
U.S. Treasury 1.25% 2018	47,900	48,311
U.S. Treasury 1.375% 2018	13,150	13,324
U.S. Treasury 1.50% 2018	167,250	170,118
U.S. Treasury 2.625% 2018	2,500	2,615
U.S. Treasury 1.00% 2019	78,500	78,123
U.S. Treasury 1.50% 2019	61,075	62,001
U.S. Treasury 1.50% 2019	1,950	1,972
U.S. Treasury 1.625% 2019	180,446	183,568
U.S. Treasury 1.625% 2019[11]	143,350	145,903
U.S. Treasury 1.625% 2019	81,150	82,659
U.S. Treasury 1.625% 2019	19,900	20,244
U.S. Treasury 1.75% 2019	74,350	75,939
U.S. Treasury 1.125% 2020	128,100	127,100
U.S. Treasury 1.25% 2020	77,210	77,144
U.S. Treasury 1.25% 2020	41,075	40,999
U.S. Treasury 1.375% 2020	174,350	174,704
U.S. Treasury 1.375% 2020	62,900	62,976
U.S. Treasury 1.50% 2020	13,000	13,116
U.S. Treasury 1.625% 2020	20,000	20,248
U.S. Treasury 1.625% 2020	4,030	4,081
U.S. Treasury 2.00% 2020	8,300	8,543
U.S. Treasury 2.00% 2021	1,100	1,123
U.S. Treasury 2.125% 2021	13,900	14,308
Capital World Bond Fund — Page 18 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 8.00% 2021	$5,800	$7,963
U.S. Treasury 2.125% 2022	6,300	6,467
U.S. Treasury 2.50% 2024	82,250	85,732
U.S. Treasury 2.00% 2025	65,747	65,444
U.S. Treasury 2.125% 2025	16,130	16,238
U.S. Treasury 2.875% 2043	44,830	44,739
U.S. Treasury 3.00% 2044	12,300	12,576
U.S. Treasury 2.50% 2045	62,853	57,938
U.S. Treasury 2.875% 2045	80,900	80,949
U.S. Treasury 3.00% 2045	86,246	88,369
U.S. Treasury Inflation-Protected Security 0.125% 2020[3]	32,611	32,448
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	23,067	22,065
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	154,581	154,183
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	128,187	123,140
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	79,654	77,769
U.S. Treasury Inflation-Protected Security 2.375% 2025[3]	6,963	8,031
U.S. Treasury Inflation-Protected Security 2.00% 2026[3]	4,208	4,731
U.S. Treasury Inflation-Protected Security 0.75% 2042[3]	3,169	2,788
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	41,943	42,763
U.S. Treasury Inflation-Protected Security 0.75% 2045[3]	5,250	4,576
United Mexican States Government Global, Series A, 5.125% 2020	9,000	9,922
United Mexican States Government Global, Series A, 4.00% 2023	6,500	6,636
United Mexican States Government Global 3.60% 2025	5,424	5,343
UnitedHealth Group Inc. 1.90% 2018	2,630	2,659
UnitedHealth Group Inc. 2.70% 2020	2,330	2,386
UnitedHealth Group Inc. 3.35% 2022	1,770	1,829
UnitedHealth Group Inc. 3.75% 2025	2,160	2,236
UnitedHealth Group Inc. 4.625% 2035	1,030	1,089
UnitedHealth Group Inc. 4.75% 2045	1,720	1,822
State of California, Various Purpose G.O. Bonds, 6.20% 2019	18,700	22,022
State of California, Various Purpose G.O. Bonds, 7.30% 2039[1]	1,310	1,816
State of California, Various Purpose G.O. Bonds, 7.55% 2039	2,720	3,941
State of California, Various Purpose G.O. Bonds, 7.60% 2040	12,910	18,993
State of California, Various Purpose G.O. Bonds, 7.625% 2040	11,850	17,068
VEB Finance Ltd. 6.902% 2020[4]	6,600	6,659
Verizon Communications Inc. 5.15% 2023	22,018	24,331
Verizon Communications Inc. 4.272% 2036	22,256	20,214
Verizon Communications Inc. 4.522% 2048	17,678	15,607
Viacom Inc. 4.85% 2034	995	863
Viacom Inc. 5.85% 2043	2,675	2,493
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	4,400	4,116
Volkswagen International Finance NV 4.00% 2020[4]	4,000	3,975
VPI Escrow Corp. 6.375% 2020[4]	8,585	8,558
VPI Escrow Corp. 7.50% 2021[4]	5,000	5,162
VRX Escrow Corp. 6.125% 2025[4]	2,970	2,852
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[1]	250	259
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.895% 2043[1,2]	6,426	6,547
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[1]	900	948
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[1,2]	1,270	1,336
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.901% 2049[1,2]	400	420
Walter Energy, Inc. 9.50% 2019[4,5]	6,825	2,440
WEA Finance LLC 1.75% 2017[4]	5,435	5,401
WEA Finance LLC 2.70% 2019[4]	9,285	9,250
WEA Finance LLC 3.25% 2020[4]	10,190	10,301
WEA Finance LLC 3.75% 2024[4]	4,480	4,420
Capital World Bond Fund — Page 19 of 24

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
WellPoint, Inc. 2.30% 2018	$2,645	$2,658
Wells Fargo & Co. 3.55% 2025	27,220	27,287
Western Gas Partners LP 2.60% 2018	130	130
Western Gas Partners LP 3.95% 2025	755	709
Williams Partners LP 4.125% 2020	1,625	1,656
Williams Partners LP 5.25% 2020	10,405	11,103
Williams Partners LP 4.50% 2023	3,860	3,625
Williams Partners LP 4.30% 2024	7,235	6,578
Williams Partners LP 3.90% 2025	2,925	2,524
Williams Partners LP 4.00% 2025	1,895	1,645
Williams Partners LP 4.90% 2045	1,670	1,248
Williams Partners LP 5.10% 2045	655	503
Wind Acquisition SA 4.75% 2020[4]	6,300	6,253
Wind Acquisition SA 7.375% 2021[4]	7,625	7,549
WM. Wrigley Jr. Co 3.375% 2020[4]	5,215	5,438
WPP Finance 2010 3.75% 2024	4,000	3,995
WPX Energy Inc. 7.50% 2020	1,300	1,196
Wynn Macau, Ltd. 5.25% 2021[4]	3,800	3,318
YPF Sociedad Anónima 8.50% 2025	650	567
Zambia (Republic of) 5.375% 2022[4]	3,225	2,309
Zambia (Republic of) 5.375% 2022	1,850	1,325
Zambia (Republic of) 8.50% 2024[4]	3,100	2,495
Zambia (Republic of) 8.97% 2027[1,4]	26,745	21,262
ZF Friedrichshafen AG 4.50% 2022[4]	755	716
ZF Friedrichshafen AG 4.75% 2025[4]	925	849
Zimmer Holdings, Inc. 3.15% 2022	3,530	3,501
Zimmer Holdings, Inc. 3.55% 2025	15,300	15,018
Zimmer Holdings, Inc. 4.25% 2035	2,600	2,440
		6,401,781
Total bonds, notes & other debt instruments (cost: $12,798,461,000)		12,257,646
Convertible stocks 0.01% U.S. dollars 0.01%	Shares
CEVA Group PLC, Series A-2, 2.321% convertible preferred[8,10]	1,141	684
CEVA Group PLC, Series A-1, 3.321% convertible preferred[8,10]	718	593
Total convertible stocks (cost: $2,416,000)		1,277
Common stocks 0.03% U.S. dollars 0.00%
CEVA Group PLC[4,8,12]	527	317
Atrium Corp.[4,8,12]	191	—
		317
Miscellaneous 0.03%
Other common stocks in initial period of acquisition		3,426
Total common stocks (cost: $7,769,000)		3,743
Capital World Bond Fund — Page 20 of 24

Short-term securities 2.35%	Principal amount (000)	Value (000)
Fannie Mae 0.14%–0.22% due 12/16/2015–1/4/2016	$ 75,000	$74,995
Federal Home Loan Bank 0.18%–0.26% due 11/13/2015–2/16/2016	70,800	70,789
Freddie Mac 0.18% due 12/15/2015	10,600	10,599
KfW 0.18% due 10/29/2015[4]	39,500	39,497
Sumitomo Mitsui Banking Corp. 0.28% due 10/19/2015[4]	20,000	19,998
Thunder Bay Funding, LLC 0.28% due 11/12/2015[4]	40,000	39,989
Victory Receivables Corp. 0.21% due 10/14/2015[4]	41,500	41,497
Total short-term securities (cost: $297,290,000)		297,364
Total investment securities 99.45% (cost: $13,105,936,000)		12,560,030
Other assets less liabilities 0.55%		69,453
Net assets 100.00%		$12,629,483
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,590,483,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2015 (000)
			Receive (000)	Deliver (000)
Purchases:
Canadian dollars	10/5/2015	HSBC Bank	C$2,604	$1,961	$(10)
Euros	10/6/2015	UBS AG	€131,833	$144,637	2,685
Euros	10/6/2015	JPMorgan Chase	€15,176	$17,677	(718)
Euros	10/9/2015	JPMorgan Chase	€6,132	$7,000	(148)
Euros	10/16/2015	Bank of America, N.A.	€32,261	$36,500	(443)
Japanese yen	10/5/2015	HSBC Bank	¥3,101,825	$25,900	(42)
Japanese yen	10/5/2015	HSBC Bank	¥23,155,404	$193,556	(528)
Japanese yen	10/8/2015	UBS AG	¥7,357,223	$60,673	660
Japanese yen	10/8/2015	UBS AG	¥3,100,876	$25,800	50
Japanese yen	10/8/2015	HSBC Bank	¥12,195,000	$102,295	(631)
Japanese yen	10/14/2015	HSBC Bank	¥6,309,794	$52,376	230
Japanese yen	10/19/2015	Bank of New York Mellon	¥9,328,840	$77,560	221
Japanese yen	10/21/2015	Citibank	¥24,317,889	$202,844	(84)
Japanese yen	11/18/2015	UBS AG	¥4,544,064	$37,728	173
Japanese yen	11/18/2015	HSBC Bank	¥4,006,916	$33,261	160
					$1,575
Sales:
Australian dollars	10/23/2015	UBS AG	$1,769	A$2,500	$16
Australian dollars	12/8/2015	Bank of America, N.A.	$20,708	A$29,650	(26)
Brazilian reais	10/13/2015	JPMorgan Chase	$841	BRL3,216	34
Brazilian reais	10/19/2015	Citibank	$3,049	BRL11,822	87
British pounds	10/8/2015	HSBC Bank	$27,141	£17,250	1,047
British pounds	10/8/2015	HSBC Bank	$12,903	£8,450	121
British pounds	10/8/2015	HSBC Bank	$17,989	£11,850	64
British pounds	10/8/2015	HSBC Bank	C$16,972	£8,450	(65)
British pounds	10/9/2015	Bank of America, N.A.	$3,636	£2,350	82
British pounds	10/14/2015	HSBC Bank	€22,779	£16,600	349
Capital World Bond Fund — Page 21 of 24

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2015 (000)
			Receive (000)	Deliver (000)
British pounds	10/15/2015	HSBC Bank	€16,568	£12,200	$64
British pounds	10/16/2015	Bank of America, N.A.	€16,066	£11,800	108
British pounds	10/19/2015	UBS AG	$53,130	£34,450	1,021
British pounds	10/19/2015	Bank of New York Mellon	$39,436	£25,700	562
British pounds	10/19/2015	HSBC Bank	$11,506	£7,375	350
British pounds	10/19/2015	JPMorgan Chase	C$16,835	£8,275	97
British pounds	10/21/2015	HSBC Bank	$44,606	£28,750	1,119
British pounds	10/22/2015	Citibank	$44,617	£28,750	1,130
British pounds	10/27/2015	HSBC Bank	€16,195	£12,000	(46)
British pounds	11/4/2015	JPMorgan Chase	¥3,266,856	£18,000	19
British pounds	11/10/2015	Bank of America, N.A.	$14,648	£9,530	234
Colombian pesos	10/16/2015	Citibank	$4,939	COP15,620,000	(110)
Colombian pesos	10/19/2015	JPMorgan Chase	$13,256	COP39,800,000	395
Colombian pesos	10/19/2015	Citibank	$7,485	COP22,470,000	224
Euros	10/8/2015	HSBC Bank	$33,326	€30,000	(200)
Euros	10/9/2015	Citibank	$4,571	€4,000	101
Euros	10/15/2015	UBS AG	$26,222	€24,000	(601)
Euros	10/23/2015	Bank of New York Mellon	$61,760	€55,500	(277)
Euros	10/26/2015	Citibank	$11,186	€9,980	30
Euros	11/5/2015	HSBC Bank	$4,938	€4,500	(93)
Euros	11/6/2015	Citibank	$10,426	€9,500	(196)
Euros	11/10/2015	Bank of America, N.A.	$10,352	€9,250	9
Euros	12/14/2015	Citibank	$20,078	€17,775	190
Hungarian forints	10/19/2015	HSBC Bank	€14,401	HUF4,500,000	61
Hungarian forints	10/22/2015	HSBC Bank	€12,835	HUF4,000,000	93
Indian rupees	10/15/2015	UBS AG	$10,880	INR727,000	(164)
Indian rupees	10/23/2015	JPMorgan Chase	$36,519	INR2,412,700	(78)
Indian rupees	10/27/2015	UBS AG	$21,280	INR1,380,000	363
Japanese yen	10/5/2015	Bank of America, N.A.	$53,071	¥6,349,204	143
Japanese yen	10/16/2015	Citibank	$7,897	¥945,000	18
Malaysian ringgits	10/28/2015	UBS AG	$20,226	MYR88,500	133
Mexican pesos	10/20/2015	Citibank	$663	MXN11,000	13
Mexican pesos	10/23/2015	Citibank	$54,013	MXN913,100	106
Mexican pesos	10/23/2015	HSBC Bank	$6,997	MXN120,000	(87)
Mexican pesos	10/27/2015	Bank of America, N.A.	$35,971	MXN622,700	(778)
Mexican pesos	10/27/2015	UBS AG	$72,005	MXN1,250,000	(1,765)
Norwegian kroner	10/8/2015	Citibank	$5,159	NKr42,700	144
Norwegian kroner	10/21/2015	HSBC Bank	$33,740	NKr274,600	1,496
Norwegian kroner	10/23/2015	JPMorgan Chase	$25,372	NKr210,100	702
Polish zloty	10/23/2015	JPMorgan Chase	$51,636	PLN195,000	360
South African rand	10/15/2015	JPMorgan Chase	$11,186	ZAR150,000	390
South African rand	10/23/2015	Citibank	$6,896	ZAR95,500	32
South African rand	10/23/2015	UBS AG	$14,139	ZAR196,775	(2)
South African rand	10/23/2015	Citibank	$7,407	ZAR103,150	(6)
South African rand	10/26/2015	UBS AG	$18,075	ZAR248,000	261
Swedish kronor	10/15/2015	Citibank	$8,238	SKr69,270	(41)
Swedish kronor	10/19/2015	HSBC Bank	€3,745	SKr35,000	3
Turkish lira	10/22/2015	Citibank	$6,854	TRY20,850	13
					$7,249
Forward currency contracts — net					$8,824
Capital World Bond Fund — Page 22 of 24

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $7,783,513,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 9/30/2015 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.802%	6/9/2020	$209,100	$4,448
Receive	LCH.Clearnet	3-month USD-LIBOR	1.793	6/26/2020	100,000	2,070
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8135	6/26/2020	47,400	1,027
Receive	LCH.Clearnet	3-month SEK-LIBOR	0.5725	7/24/2020	43,250	31
Receive	LCH.Clearnet	3-month USD-LIBOR	1.572	9/16/2020	60,000	534
Receive	LCH.Clearnet	3-month SEK-LIBOR	0.4825	9/22/2020	300,000	(6)
Pay	LCH.Clearnet	6-month JPY-LIBOR	0.5725	3/5/2025	12,600,000	(1,007)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1955	5/6/2025	60,000	(1,168)
Receive	LCH.Clearnet	6-month EURIBOR	1.6073	7/9/2045	12,000	278
						$6,207

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,103,304,000, which represented 8.74% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $22,251,000, which represented .18% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $26,852,000, which represented .21% of the net assets of the fund.
[9]	Purchased on a TBA basis.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,340,000, which represented .10% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$17,609	$17,613.14%
CEVA Group PLC, Series A-2, 2.321% convertible preferred	3/10/2010-1/21/2011	1,687	684.01
CEVA Group PLC, Series A-1, 3.321% convertible preferred	4/3/2013-5/2/2013	729	593.00
Total private placement securities		$20,025	$18,890.15%
Capital World Bond Fund — Page 23 of 24

Key to abbreviations
G.O. = General Obligation
LOC = Letter of credit
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-031-1115O-S49168	Capital World Bond Fund — Page 24 of 24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary schedule of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 10, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/Thomas Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Thomas Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: November 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2015